SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 / 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Thomas R. Phillips, Esq.
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: November 30, 2016
Date of reporting period: May 31, 2016

Item 1. Report To Shareowners

Sextant Mutual Funds

Semi-Annual Report May 31, 2016

Short-Term Bond	STBFX

Bond Income	SBIFX

Core	SCORX

Global High Income	SGHIX

Growth	SSGFX

International	SSIFX

Average Annual Total Returns as of June 30, 2016	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹

Sextant Short-Term Bond Fund	1.69%	1.46%	1.05%	2.72%	1.21%
Citi USBIG Govt/Corp 1-3 Year Index	1.52%	1.16%	1.06%	2.77%	n/a

Sextant Bond Income Fund	6.79%	4.84%	4.40%	5.02%	1.03%
Citi US Broad Investment-Grade Bond Index	5.98%	4.04%	3.76%	5.22%	n/a

Sextant Core Fund	0.59%	4.18%	3.76%	n/a	1.02%
Dow Jones Moderate US Portfolio Index	1.73%	6.16%	5.90%	5.63%	n/a

Sextant Global High Income Fund	-1.55%	2.80%	n/a	n/a	1.06%
S&P Global 1200 Index	-2.08%	7.38%	7.05%	5.14%	n/a

Sextant Growth Fund	-7.68%	7.94%	7.92%	5.62%	0.90%
S&P 500 Index	3.99%	11.62%	12.09%	7.42%	n/a

Sextant International Fund	-7.59%	1.66%	-0.47%	3.14%	1.05%
MSCI EAFE Index	-9.72%	2.51%	2.14%	2.05%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 45 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated March 29, 2016, and incorporate results for the fiscal year ended November 30, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions, if any.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The Bloomberg Global High Yield Corporate Bond Index is a rules-based, market-value weighted index engineered to measure the non-investment grade, fixed-rate, taxable, global corporate bond market. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The Citi USBIG Govt/Corp Index 1-3 Year Index is a broad-based index of shorter-term investment grade US government and corporate bond prices. The Citi US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2016	Semi-Annual Report

Fellow Shareowners:

For the semi-annual period ended May 31, 2016, the S&P 500 provided a total return of 1.93%. while the more global MSCI EAFE Index declined -2.07%. with bonds generally outperforming equities, our best-performing funds for the six months were Sextant Global High Income and Sextant Bond Income with total returns of 3.94% and 3.72%, respectively. Sextant Short-Term Bond returned 0.96% and Sextant Core returned 2.13%. Sextant International returned -0.84% and Sextant Growth returned -5.33%.

Sextant Funds stress low operating expenses and employ a "fulcrum" advisory fee structure that rewards or penalizes Saturna Capital for investment results. This "profit sharing" structure appeals to many informed investors.

Consistent with industry trends, assets in our four bond/income funds grew over the past 6 months, while equity fund assets declined. Total assets of the six Funds are now $143 million.

Each Sextant Fund pays a base investment advisory and administrative services fee of 0.50% of average net assets per annum, which is then adjusted up or down depending upon on performance relative to its Morningstar peer group. The Funds' annualized expense ratios during the period ranged from 0.73% to 1.02% (see page 52). Our continuing effort to lower operating expenses is reflected in this improvement over last fiscal year's first-half expense ratio range of 0.75% to 1.20%.

Helicopter Money?

The Great Financial Crisis of 2008-2009 taught monetary authorities around the world that wanton pumping of cash into their economies could boost economic activity. Extremely easy monetary policies are now known as helicopter money, and many central banks are actively spreading cash far and wide. Sadly, the historic tool of fiscal reforms is stymied in many countries (such as the United States) by politicized voters who seek to advance personal wants and succumb to populist movements on the far left and far right of the spectrum.

The foolishness of the uninformed was just confirmed in Great Britain, where a slim majority voted to leave the European Union — only to find afterwards that the shallow politicians advocating Leave had no idea whatsoever how to implement their election slogans. Now that governments in all parts of Europe are reviewing the nasty consequences, we think compromises in both the UK and the remaining EU countries will be found so that this sorry mistake in the UK gets reversed next year. If it doesn't, the European Union and the euro are probably doomed.

Stock and bond market valuations are at high, historically risky, levels. Many players, apparently expecting even larger helicopters to be utilized, are exuberantly trading stocks and bonds upwards.

Pumping all this money into the markets has generously rewarded stock, bond, and real estate investors. The one thing that hasn't happened is higher inflation, which the authorities tell us is the main object of their largesse. Structural reasons, such as the lack of productivity growth, are much of the explanation. Rarely however do the authorities admit that they want to create inflation as the way to eventually reduce the real value of all the new debt. Low interest rates, by taking the reward out of saving versus current spending, are distorting reality.

Morningstar Awards Sextant Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds premiered in March, giving investors around the world a way to compare fund portfolios based on a standardized measure of sustainability. These ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Investors are cautioned however, that more than 100 vendors offer "sustainable" investments data, and that no accepted global measurement yet exists.

While the Sextant Funds do not have a specific sustainability mandate, a few of our Funds fared well. Sextant International Fund ranked in the second percentile of 712 funds in its category, and Sextant

Semi-Annual Report	May 31, 2016	3

Core Fund ranked in the fourth percentile of 818 funds in its category. Sextant Short-Term Bond Fund ranked in the 14th percentile of 497 funds in its category. Sextant Growth Fund ranked in the 48th percentile of 1,467 funds in its category. Sextant Global High Income Fund ranked 100th percentile of 470 funds in its category. See page 5 for more details.

Going Forward

The Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term, and long-term fixed income options. This array of portfolios serves our investors in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President & Portfolio Manager

(photo omitted)

John E. Love,
Independent Board Chairman

Sextant Funds Portfolio Management
(photo omitted)	Nicholas Kaiser MBA, CFA® Sextant International Fund Portfolio Manager	(photo omitted)	Phelps McIlvaine Sextant Short-Term Bond Fund Sextant Bond Income Fund Portfolio Manager
(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager Sextant International Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Sextant Global High Income Fund Portfolio Manager Sextant Core Fund Deputy Portfolio Manager
(photo omitted)	J. Peter Nielsen MBA, CFA® Sextant Core Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Global High Income Fund Deputy Portfolio Manager
		(photo omitted)	Tyler Howard MBA Sextant Growth Fund Deputy Portfolio Manager

4	May 31, 2016	Semi-Annual Report

Morningstar Sustainability Ratings™

As of May 31, 2016

At Saturna Capital, we describe ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ — here are Sextant Fund's recent results:

Sextant International Fund	Sextant Core Fund
SSIFX	SCORX
Among 712 Foreign Large Blend Funds	Among 818 Allocation 50%-70% Equity Funds

Sextant Short-Term Bond Fund	Sextant Growth Fund
STBFX	SSGFX
Among 497 Short-Term Bond Funds	Among 1,467 Large Growth Funds

Sextant Global High Income Fund	The Sextant Bond Income Fund has not yet received a Morningstar Sustainability Rating.
SGHIX
Among 470 World Allocation Funds

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2016 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings and Portfolio Sustainability Scores are as of May 31, 2016. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Sextant International Fund	79%
Sextant Core Fund	64%
Sextant Short-Term Bond Fund	56%
Sextant Growth Fund	92%
Sextant Global High Income Fund	57%

The Morningstar Portfolio Sustainability Scores and Morningstar Sustainability Ratings are new. The Fund's portfolio is actively managed and is subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Semi-Annual Report	May 31, 2016	5

Average Annual Total Returns as of May 31, 2016	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹

Sextant Short-Term Bond Fund	1.12%	1.13%	0.98%	2.68%	1.21%
Citi USBIG Govt/Corp 1-3 Year Index	0.92%	0.93%	0.95%	2.73%	n/a

Sextant Bond Income Fund	2.43%	2.79%	3.66%	4.71%	1.03%
Citi US Broad Investment-Grade Bond Index	2.98%	2.92%	3.34%	5.06%	n/a

Sextant Core Fund	-2.03%	3.57%	3.50%	n/a	1.02%
Dow Jones Moderate US Portfolio Index	-0.53%	5.21%	5.51%	5.53%	n/a

Sextant Global High Income Fund	-6.62%	0.96%	n/a	n/a	1.06%
S&P Global 1200 Index	-3.66%	6.70%	6.88%	5.25%	n/a

Sextant Growth Fund	-7.31%	8.10%	7.83%	5.71%	0.90%
S&P 500 Index	1.72%	11.05%	11.65%	7.40%	n/a

Sextant International Fund	-9.92%	0.18%	-0.51%	3.09%	1.05%
MSCI EAFE Index	-9.24%	2.44%	2.58%	2.40%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated March 29, 2016, and incorporate results for the fiscal year ended November 30, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions, if any.

6	May 31, 2016	Semi-Annual Report

Sextant Short-Term Bond Fund

Performance Summary

Average Annual Total Returns as of May 31, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond Fund	1.12%	0.98%	2.68%	1.21%
Citi USBIG Govt/Corp 1-3 Year Index	0.92%	0.95%	2.73%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2006, to an identical amount invested in the Citi USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $13,028 versus $13,092 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers, was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Note (2.25% due 07/31/2018)	3.9%	Financials	17.8%	█
Murray Street Trust 1 — Goldman Sachs (4.647% due 03/09/2017)	3.9%	Consumer Discretionary	13.1%	█
Jeffries Group (8.50% due 07/15/2019)	3.8%	United States Treasury Notes	12.0%	█
LaClede Gas (2.00% due 08/15/2018)	3.8%	Technology	9.5%	█
Cintas No. 2 (6.125% due 12/01/2017)	3.6%	Materials	9.5%	█
Lexmark (6.65% due 06/01/2018)	3.6%	Energy	8.3%	█
Broadridge Financial (6.125% due 06/01/2017)	3.6%	Industrials	7.6%	█
International Game Technology (7.50% due 06/15/2019)	3.5%	Utilities	7.1%	█
Oracle (5.75% due 04/15/2018)	3.4%	Health Care	5.3%	█
General Electric Capital (5.625% due 09/15/2017)	3.3%	Communications	3.2%	█
		Other assets (net of liabilities)	6.6%	█

Semi-Annual Report	May 31, 2016	7

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2016
Corporate Bonds — 81.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	2.375% due 09/08/2016	$250,000	$250,834	3.2%

		250,000	250,834	3.2%

Consumer Discretionary

American Honda	1.50% due 09/11/2017	250,000	250,966	3.2%
Cintas No. 2	6.125% due 12/01/2017	270,000	289,232	3.6%
International Game Technology	7.50% due 06/15/2019	250,000	274,375	3.5%
Toyota Motor Credit	1.25% due 10/05/2017	226,000	226,416	2.8%

		996,000	1,040,989	13.1%

Energy

Enbridge	5.60% due 04/01/2017	200,000	206,113	2.6%
Petrobras International Finance	6.125% due 10/06/2016	250,000	251,562	3.2%
Ultramar Diamond Shamrock	7.20% due 10/15/2017	189,000	199,182	2.5%

		639,000	656,857	8.3%

Financials

BNP Paribas	2.375% due 09/14/2017	250,000	252,675	3.2%
Broadridge Financial	6.125% due 06/01/2017	275,000	286,072	3.6%
General Electric Capital	5.625% due 09/15/2017	250,000	264,289	3.3%
Jeffries Group	8.50% due 07/15/2019	265,000	302,306	3.8%
Murray Street Trust 1 – Goldman Sachs	4.647% due 03/09/2017	300,000	307,810	3.9%

		1,340,000	1,413,152	17.8%

Health Care

AbbVie	2.50% due 05/14/2020	250,000	252,365	3.2%
Danaher	5.40% due 03/01/2019	150,000	165,900	2.1%

		400,000	418,265	5.3%

Industrials

ABB Finance	1.625% due 05/08/2017	250,000	251,179	3.2%
Burlington Northern Santa Fe	5.65% due 05/01/2017	200,000	208,442	2.6%
Union Pacific	7.875% due 01/15/2019	127,000	145,940	1.8%

		577,000	605,561	7.6%

Materials

Air Products & Chemicals	1.20% due 10/15/2017	250,000	250,050	3.1%
Potash	3.25% due 12/01/2017	250,000	256,138	3.2%
Sherwin Williams	1.35% due 12/15/2017	250,000	250,069	3.2%

		750,000	756,257	9.5%

Continued on next page.

8	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2016
Corporate Bonds — 81.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Lexmark	6.65% due 06/01/2018	$275,000	$287,362	3.6%
Oracle	5.75% due 04/15/2018	250,000	270,781	3.4%
Xilinx	2.125% due 03/15/2019	200,000	201,383	2.5%

		725,000	759,526	9.5%

Utilities

Georgia Power	5.70% due 06/01/2017	250,000	260,947	3.3%
LaClede Gas	2.00% due 08/15/2018	300,000	301,180	3.8%

		550,000	562,127	7.1%

Total Corporate Bonds		6,227,000	6,463,568	81.4%

Government Bonds — 12.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	2.50% due 06/30/2017	143,000	145,637	1.8%
United States Treasury Note	2.75% due 12/31/2017	142,000	146,232	1.9%
United States Treasury Note	2.625% due 01/31/2018	141,000	145,120	1.8%
United States Treasury Note	2.25% due 07/31/2018	300,000	308,707	3.9%
United States Treasury Note	2.75% due 02/15/2019	200,000	209,523	2.6%

		926,000	955,219	12.0%

Total investments	(Cost = $7,404,331)	$7,153,000	7,418,787	93.4%
Other assets (net of liabilities)			523,678	6.6%
Total net assets			$7,942,465	100.0%

Bond Quality Diversification
% of Total Net Assets
Rated "Aaa"	12.0%	█
Rated "Aa3"	2.8%	█
Rated "A1"	16.9%	█
Rated "A2"	15.2%	█
Rated "A3"	20.5%	█
Rated "Baa1"	6.8%	█
Rated "Baa2"	5.1%	█
Rated "Baa3"	7.4%	█
Rated "Ba2"	3.5%	█
Rated "B3"	3.2%	█
Other assets (net of liabilities)	6.6%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	9

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities	As of May 31, 2016

Assets
Investments in securities, at value (Cost $7,404,331)	$7,418,787
Cash	423,579
Interest receivable	96,014
Receivable for Fund shares sold	4,848
Prepaid expenses	2,540
Total assets	7,945,768
Liabilities
Payable to affiliates	2,761
Accrued distribution fee	325
Payable for Fund shares redeemed	186
Distributions payable	31
Total liabilities	3,303
Net assets	$7,942,465

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,936,818
Unrealized net appreciation on investments	14,456
Undistributed net investment income	1,117
Accumulated net realized loss	(9,926)
Net assets applicable to Fund shares outstanding	$7,942,465

Fund shares outstanding	1,575,755

Net asset value, offering, and redemption price per share	$5.04

Statement of Operations	Period ended May 31, 2016

Investment income
Interest income	$71,703
Total investment income	71,703
Expenses
Investment adviser fees	19,148
Distribution fees	9,574
Filing and registration fees	7,690
Audit fees	2,600
Retirement plan custodial fees	2,051
Chief Compliance Officer expenses	1,466
Printing and postage	827
Trustee fees	822
Other expenses	444
Custodian fees	192
Legal fees	178
Total gross expenses	44,992
Less adviser fees waived	(15,915)
Less custodian fee credits	(192)
Net expenses	28,885
Net investment income	$42,818

Net increase in unrealized appreciation on investments	$33,461
Net gain on investments	$33,461

Net increase in net assets resulting from operations	$76,279

10	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$42,818	$82,216
Net realized gain on investments	-	484
Net increase (decrease) in unrealized appreciation	33,461	(39,199)
Net increase in net assets	76,279	43,501
Distributions to shareowners from
Net investment income	(42,899)	(82,326)
Capital share transactions
Proceeds from sales of shares	1,147,720	1,049,046
Value of shares issued in reinvestment of dividends	42,597	81,924
Cost of shares redeemed	(769,543)	(1,277,499)
Net increase (decrease) in net assets	420,774	(146,529)
Total increase (decrease) in net assets	454,154	(185,354)

Net assets
Beginning of period	7,488,311	7,673,665
End of period	7,942,465	7,488,311

Undistributed net investment income	$1,117	$1,198

Shares of the Fund sold and redeemed
Number of shares sold	228,186	208,638
Number of shares issued in reinvestment of dividends	8,471	16,293
Number of shares redeemed	(152,870)	(254,154)
Net increase (decrease) in number of shares outstanding	83,787	(29,223)

Financial Highlights	Period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016	2015	2014	2013	2012	2011
Net asset value at beginning of period	$5.02	$5.04	$5.05	$5.07	$5.10	$5.12
Income from investment operations
Net investment income	0.03	0.05	0.06	0.06	0.07	0.09
Net gain (loss) on securities (both realized and unrealized)	0.02	(0.02)	(0.01)	(0.02)	(0.03)	(0.02)
Total from investment operations	0.05	0.03	0.05	0.04	0.04	0.07
Less distributions
Dividends (from net investment income)	(0.03)	(0.05)	(0.06)	(0.06)	(0.07)	(0.09)
Total distributions	(0.03)	(0.05)	(0.06)	(0.06)	(0.07)	(0.09)
Paid-in capital from early redemption fees	n/a	n/a	n/a	-	0.00¹	0.00¹

Net asset value at end of period	$5.04	$5.02	$5.04	$5.05	$5.07	$5.10

Total return	0.96%²	0.67%	0.94%	0.82%	0.89%	1.42%

Ratios / supplemental data
Net assets ($000), end of period	$7,942	$7,488	$7,674	$7,307	$6,689	$6,086
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.17%³	1.21%	1.29%	1.14%	1.26%	1.33%
After fee waivers	0.76%³	0.76%	0.76%	0.76%	0.76%	0.75%
After fee waivers and custodian fee credits	0.75%³	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.12%³	1.06%	1.14%	1.20%	1.47%	1.79%
Portfolio turnover rate	0%	13%	14%	50%	26%	14%
¹ Amount is less than $0.01 ² Not annualized ³ Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	11

Sextant Bond Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Bond Income Fund	2.43%	3.66%	4.71%	1.03%
Citi US Broad Investment-Grade Bond Index	2.98%	3.34%	5.06%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2006, to an identical amount invested in the Citi US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $15,845 versus $16,383 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.90%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Bond (5.375% due 02/15/2031)	6.7%	Municipal General Obligation	17.7%	█
United States Treasury Bond (6.25% due 05/15/2030)	4.0%	Health Care	14.7%	█
Cincinnati Financial Corp (6.92% due 05/15/2028)	3.7%	United States Treasury Bonds	13.4%	█
Becton Dickinson (6.70% due 08/01/2028)	3.7%	Financials	9.7%	█
Puget Sound Energy (7.02% due 12/01/2027)	3.7%	Utilities	8.0%	█
Merck & Co. (Schering) (6.50% due 12/01/2033)	3.4%	Energy	6.0%	█
Boeing (6.125% due 02/15/2033)	3.3%	Municipal Revenue	5.3%	█
EMC (3.375% due 06/01/2023)	3.3%	Industrials	5.0%	█
Blaine Co. ID SCD #61 Hailey (5.25% due 08/01/2020)	3.3%	Technology	3.3%	█
Johnson and Johnson (4.95% due 05/15/2033)	3.3%	Consumer Staples	3.2%	█
		Consumer Discretionary	2.9%	█
		Foreign Government Bonds	2.7%	█
		Materials	0.7%	█
		Other assets (net of liabilities)	7.4%	█

12	May 31, 2016	Semi-Annual Report

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2016
Corporate Bonds — 53.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

VF	6.00% due 10/15/2033	$200,000	$248,018	2.9%

		200,000	248,018	2.9%

Consumer Staples

Unilever Capital	5.90% due 11/15/2032	200,000	269,601	3.2%

		200,000	269,601	3.2%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	124,661	1.4%
Canadian Natural Resources	6.45% due 06/30/2033	225,000	220,763	2.6%
ConocoPhillips	6.00% due 01/15/2020	150,000	168,429	2.0%

		475,000	513,853	6.0%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	243,537	2.9%
Cincinnati Financial Corp	6.92% due 05/15/2028	250,000	319,229	3.7%
UBS AG Stamford CT	7.75% due 09/01/2026	200,000	261,860	3.1%

		700,000	824,626	9.7%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	314,262	3.7%
Johnson and Johnson	4.95% due 05/15/2033	226,000	277,270	3.3%
Merck & Co.	6.50% due 12/01/2033	215,000	291,558	3.4%
Pharmacia	6.50% due 12/01/2018	100,000	112,019	1.3%
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	259,644	3.0%

		1,031,000	1,254,753	14.7%

Industrials

Boeing	6.125% due 02/15/2033	215,000	284,717	3.3%
Deere & Co.	8.10% due 05/15/2030	95,000	141,230	1.7%

		310,000	425,947	5.0%

Materials

Air Products & Chemicals	8.75% due 04/15/2021	50,000	60,976	0.7%

		50,000	60,976	0.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	13

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2016
Corporate Bonds — 53.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

EMC	3.375% due 06/01/2023	$330,000	$282,343	3.3%

		330,000	282,343	3.3%

Utilities

Entergy Louisiana	5.40% due 11/01/2024	200,000	239,054	2.8%
Florida Power & Light	5.95% due 10/01/2033	100,000	129,403	1.5%
Puget Sound Energy	7.02% due 12/01/2027	237,000	309,225	3.7%

		537,000	677,682	8.0%

Total Corporate Bonds		3,833,000	4,557,799	53.5%

Government Bonds — 16.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	175,000	228,052	2.7%

		175,000	228,052	2.7%

United States Treasury Bonds

United States Treasury Bond	6.25% due 05/15/2030	225,000	340,822	4.0%
United States Treasury Bond	5.375% due 02/15/2031	400,000	569,516	6.7%
United States Treasury Bond	5.25% due 02/15/2029	170,000	232,004	2.7%

		795,000	1,142,342	13.4%

Total Government Bonds		970,000	1,370,394	16.1%

Municipal Bonds — 23.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	250,000	278,833	3.3%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	219,868	2.6%
Dupage Co. IL SCD #502	5.50% due 01/01/2026	150,000	163,599	1.9%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	199,064	2.3%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	168,664	2.0%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	226,350	2.6%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	255,024	3.0%

		1,370,000	1,511,402	17.7%

Continued on next page.

14	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2016
Municipal Bonds — 23.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Revenue

Johnson Co. KS Bldg. Ls./Pr. REV. BAB	4.60% due 09/01/2026	$250,000	$258,675	3.0%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	193,238	2.3%

		410,000	451,913	5.3%

Total municipal bonds		1,780,000	1,963,315	23.0%

Total investments	(Cost = $7,487,960)	$6,583,000	7,891,508	92.6%
Other assets (net of liabilities)			629,259	7.4%
Total net assets			$8,520,767	100.0%

Bond Quality Diversification
% of Total Net Assets
Rated "Aaa"	19.7%	█
Rated "Aa1"	3.9%	█
Rated "Aa2"	4.2%	█
Rated "Aa3"	3.3%	█
Rated "A1"	11.2%	█
Rated "A2"	15.9%	█
Rated "A3"	9.5%	█
Rated "Baa1"	3.0%	█
Rated "Baa2"	8.8%	█
Rated "Baa3"	2.6%	█
Not rated	10.5%	█
Other assets (net of liabilities)	7.4%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	15

Sextant Bond Income Fund

Statement of Assets and Liabilities	As of May 31, 2016

Assets
Investments in securities, at value (Cost $7,487,960)	$7,891,508
Cash	533,823
Interest receivable	94,936
Prepaid expenses	3,688
Receivable for Fund shares sold	1,538
Insurance reserve premium	400
Total assets	8,525,893
Liabilities
Payable to affilliates	4,764
Accrued distribution fee	348
Distributions payable	14
Total liabilities	5,126
Net assets	$8,520,767

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,178,313
Undistributed net investment loss	(174)
Accumulated net realized loss	(60,920)
Unrealized net appreciation on investments	403,548
Net assets applicable to Fund shares outstanding	$8,520,767

Fund shares outstanding	1,644,134

Net asset value, offering, and redemption price per share	$5.18

Statement of Operations	Period ended May 31, 2016

Investment income
Interest income	$159,288
Miscellaneous income	1
Total investment income	159,289
Expenses
Investment adviser fees	21,783
Distribution fees	10,205
Filing and registration fees	7,214
Audit fees	2,619
Retirement plan custodial fees	1,635
Chief Compliance Officer expenses	1,552
Printing and postage	875
Trustee fees	865
Other expenses	468
Custodian fees	204
Legal fees	142
Total gross expenses	47,562
Less adviser fees waived	(11,200)
Less custodian fee credits	(204)
Net expenses	36,158
Net investment income	$123,131

Net realized loss on securities sold	($27,730)
Net increase in unrealized appreciation on investments	208,330
Net gain on investments	$180,600

Net increase in net assets resulting from operations	$303,731

16	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$123,131	$263,978
Net realized gain (loss) on investments	(27,730)	1,250
Net increase (decrease) in unrealized appreciation	208,330	(311,261)
Net increase (decrease) in net assets	303,731	(46,033)
Distributions to shareowners from
Net investment income	(123,305)	(264,141)
Capital share transactions
Proceeds from sales of shares	731,843	740,349
Value of shares issued in reinvestment of dividends	122,830	262,643
Cost of shares redeemed	(512,371)	(661,368)
Net increase in net assets	342,302	341,624
Total increase in net assets	522,728	31,450

Net assets
Beginning of period	7,998,039	7,966,589
End of period	8,520,767	7,998,039

Undistributed net investment income (loss)	$(174)	$-

Shares of the Fund sold and redeemed
Number of shares sold	141,595	141,527
Number of shares issued in reinvestment of dividends	23,981	50,545
Number of shares redeemed	(99,005)	(127,717)
Net increase in number of shares outstanding	66,571	64,355

Financial Highlights	Period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016	2015	2014	2013	2012	2011
Net asset value at beginning of period	$5.07	$5.26	$5.05	$5.41	$5.19	$5.03
Income from investment operations
Net investment income	0.08	0.17	0.16	0.17	0.17	0.18
Net gain (loss) on securities (both realized and unrealized)	0.11	(0.19)	0.21	(0.36)	0.22	0.16
Total from investment operations	0.19	(0.02)	0.37	(0.19)	0.39	0.34
Less distributions
Dividends (from net investment income)	(0.08)	(0.17)	(0.16)	(0.17)	(0.17)	(0.18)
Total distributions	(0.08)	(0.17)	(0.16)	(0.17)	(0.17)	(0.18)
Paid-in capital from early redemption fees	n/a	n/a	n/a	-	-	0.00¹

Net asset value at end of period	$5.18	$5.07	$5.26	$5.05	$5.41	$5.19

Total return	3.72%²	(0.47)%	7.40%	(3.59)%	7.64%	6.95%

Ratios / supplemental data
Net assets ($000), end of period	$8,521	$7,998	$7,967	$7,117	$7,922	$6,786
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.16%³	1.03%	1.27%	1.12%	1.36%	1.26%
After fee waivers	0.89%³	0.90%	0.91%	0.90%	0.91%	0.91%
After fee waivers and custodian fee credits	0.89%³	0.90%	0.90%	0.89%	0.90%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.02%³	3.21%	3.07%	3.23%	3.23%	3.56%
Portfolio turnover rate	12%	4%	13%	8%	6%	14%
¹ Amount is less than $0.01 ² Not annualized ³ Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	17

Sextant Core Fund

Performance Summary (unaudited)

Average Annual Total Returns as of May 31, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Core Fund²	-2.03%	3.50%	n/a	1.02%
Dow Jones Moderate US Portfolio Index	-0.53%	5.51%	5.53%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2007 (the Fund's inception), to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $13,936 versus $15,458 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The Sextant Core Fund began operations on March 30, 2007.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	2.0%	3.2%
Consumer Discretionary	4.8%	2.7%
Consumer Staples	8.2%	n/a
Energy	7.4%	1.1%
Financials	7.4%	6.3%
Foreign Government Bonds	n/a	4.4%
Health Care	12.4%	1.1%
Industrials	3.2%	2.2%
Materials	4.5%	1.2%
Municipal General Obligation	n/a	2.4%
Municipal Revenue Bonds	n/a	2.5%
Technology	6.0%	1.2%
Utilities	3.7%	n/a
Total	59.6%	28.3%

Top Ten Holdings
% of Total Net Assets
Lowe's	2.6%
Nestle ADS	2.4%
Republic of Chile (3.875% due 08/05/2020)	2.4%
Apple	2.2%
Express Scripts	2.1%
Williams Companies	2.1%
Bellsouth Capital Funding (7.875% due 02/15/2030)	2.0%
Medivation	2.0%
PepsiCo	1.9%
RPM International	1.9%

Asset Allocation
% of Total Net Assets
Equity Securities	59.6%	█
Fixed Income Securities	28.3%	█
Other assets (net of liabilities)	12.1%	█

18	May 31, 2016	Semi-Annual Report

Sextant Core Fund

Schedule of Investments					As of May 31, 2016
Common Stocks — 59.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
SK Telecom ADR	6,000	$166,800	$124,980	South Korea	1.4%
Telenor	3,500	81,385	58,185	Norway	0.6%

		248,185	183,165		2.0%

Consumer Discretionary

Airlines
Delta Air Lines	1,500	66,562	65,190	United States	0.7%

Automobiles
Bayerische Motoren Werke	500	55,812	42,274	Germany	0.5%

Home Products Stores
Lowe's	3,000	140,347	240,390	United States	2.6%

Jewelry & Watch Stores
Pandora	600	77,958	89,216	Denmark	1.0%

		340,679	437,070		4.8%

Consumer Staples

Beverages
Ambev ADR	15,000	85,110	78,900	Brazil	0.9%
PepsiCo	1,750	138,823	177,047	United States	1.9%
		223,933	255,947		2.8%

Household Products
Procter & Gamble	2,000	151,282	162,080	United States	1.8%
Unilever ADS	2,500	86,545	113,900	United Kingdom	1.2%
		237,827	275,980		3.0%

Packaged Food
Nestle ADS	3,000	222,189	221,700	Switzerland	2.4%

		683,949	753,627		8.2%

Energy

Exploration & Production
ConocoPhillips	2,000	103,522	87,580	United States	1.0%
Devon Energy	2,300	146,397	83,007	United States	0.9%
		249,919	170,587		1.9%

Integrated Oils
Statoil ADS	6,003	137,465	94,607	Norway	1.0%
Total ADS	2,100	113,290	101,892	France	1.1%
		250,755	196,499		2.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	19

Sextant Core Fund

Schedule of Investments					As of May 31, 2016
Common Stocks — 59.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy (continued)

Midstream — Oil & Gas
Williams Companies	8,500	$156,712	$188,360	United States	2.1%

Refining & Marketing
Phillips 66	1,500	116,217	120,540	United States	1.3%

		773,603	675,986		7.4%

Financials

Banks
Australia & New Zealand Banking ADS	6,000	108,034	109,650	Australia	1.2%
PNC Bank	1,500	105,037	134,610	United States	1.5%
Skandinaviska Enskilda Banken, Class A	15,000	153,003	143,607	Sweden	1.6%
Toronto-Dominion Bank	3,500	140,270	152,600	Canada	1.6%
		506,344	540,467		5.9%

REITS
Welltower	2,000	146,876	137,820	United States	1.5%

		653,220	678,287		7.4%

Health Care

Biotech
Biogen²	600	197,094	173,838	United States	1.9%
Medivation²	3,000	114,326	181,380	United States	2.0%
		311,420	355,218		3.9%

Health Care Supply Chain
Express Scripts²	2,500	114,215	188,825	United States	2.1%

Large Pharma
Johnson & Johnson	900	54,761	101,421	United States	1.1%
Novo Nordisk ADS	2,750	51,711	154,110	Denmark	1.7%
		106,472	255,531		2.8%

Life Science Equipment
Abbott Laboratories	2,000	66,354	79,260	United States	0.8%

Specialty Pharma
Akorn²	4,000	150,841	119,560	United States	1.3%
Allergan²	600	180,645	141,450	Ireland	1.5%
		331,486	261,010		2.8%

		929,947	1,139,844		12.4%

Continued on next page.

20	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments					As of May 31, 2016
Common Stocks — 59.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	1,250	$67,321	$142,287	United States	1.6%

Flow Control Equipment
Parker Hannifin	500	29,672	57,420	United States	0.6%

Rail Freight
Canadian National Railway	1,600	40,237	94,864	Canada	1.0%

		137,230	294,571		3.2%

Materials

Basic & Diversified Chemicals
Praxair	700	44,349	76,902	United States	0.8%

Containers & Packaging
3M	975	83,159	164,112	United States	1.8%

Specialty Chemicals
RPM International	3,500	110,094	175,665	United States	1.9%

		237,602	416,679		4.5%

Technology

Communications Equipment
Apple	2,000	190,830	199,640	United States	2.2%

Infrastructure Software
Oracle	4,000	156,417	160,800	United States	1.7%

Semiconductor Devices
Xilinx	2,500	101,993	118,475	United States	1.3%

Semiconductor Manufacturing
Taiwan Semiconductor ADS	3,034	23,594	75,000	Taiwan	0.8%

		472,834	553,915		6.0%

Utilities

Integrated Utilities
NextEra Energy	1,250	90,644	150,150	United States	1.6%

Power Generation
NRG Energy	5,000	130,306	81,900	United States	0.9%

Utility Networks
Sempra Energy	1,000	67,669	107,120	United States	1.2%

		288,619	339,170		3.7%

Total Common Stocks		$4,765,868	$5,472,314		59.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	21

Sextant Core Fund

Schedule of Investments				As of May 31, 2016
Corporate Bonds — 19.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	5.00% due on 03/30/2020	$100,000	$109,952	1.2%
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	187,689	2.0%

		250,000	297,641	3.2%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	139,500	1.5%
Stanford University	4.013% due 05/01/2042	100,000	112,079	1.2%

		250,000	251,579	2.7%

Energy

Boardwalk Pipelines	5.50% due 02/01/2017	100,000	101,018	1.1%

		100,000	101,018	1.1%

Financials

American Express	5.50% due 09/12/2016	100,000	101,274	1.1%
Blackstone Holdings	5.875% due 03/15/2021	100,000	115,800	1.3%
Branch Banking & Trust	5.625% due 09/15/2016	100,000	101,344	1.1%
General Electric Capital	5.35% due 04/15/2022	101,000	115,743	1.3%
PartnerRe Finance	5.50% due 06/01/2020	100,000	110,474	1.2%
Western Union	5.93% due 10/01/2016	30,000	30,491	0.3%

		531,000	575,126	6.3%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	103,399	1.1%

		100,000	103,399	1.1%

Industrials

John Deere Capital	2.25% due 06/07/2016	100,000	100,018	1.1%
Ryder System	5.85% due 11/01/2016	100,000	102,020	1.1%

		200,000	202,038	2.2%

Materials

Air Products & Chemicals	4.375% due 08/21/2019	100,000	108,127	1.2%

		100,000	108,127	1.2%

Technology

Cisco Systems	2.90% due 03/04/2021	100,000	104,636	1.2%

		100,000	104,636	1.2%

Total Corporate Bonds		$1,631,000	$1,743,564	19.0%

Continued on next page.

22	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of May 31, 2016
Government Bonds — 4.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Government of Mexico	4.00% due 10/02/2023	$100,000	$104,250	1.1%
New Zealand Government	5.50% due 04/15/2023	100,000	81,581	0.9%
Republic of Chile	3.875% due 08/05/2020	200,000	215,200	2.4%

		400,000	401,031	4.4%

Municipal Bonds — 4.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Lake Washington SCD #414 WA BAB	4.906% due 12/01/2027	100,000	111,637	1.2%
Skagit SCD #1	4.613% due 12/01/2022	100,000	112,575	1.2%

		200,000	224,212	2.4%

Revenue Bonds

New York City Housing Dev. Corp	2.65% due 05/01/2021	100,000	102,783	1.1%
Tacoma WA Elec. Sys. Revenue	5.966% due 01/01/2035	100,000	128,156	1.4%

		200,000	230,939	2.5%

Total Municipal Bonds		$400,000	455,151	4.9%

Total investments	(Cost = $7,329,044)		8,072,060	87.9%
Other assets (net of liabilities)			1,106,601	12.1%
Total net assets			$9,178,661	100.0%
¹ Country of domicile ² Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Bond Quality Diversification
% of Total Net Assets
Rated "Aaa"	2.1%	█
Rated "Aa1"	1.2%	█
Rated "Aa2"	1.1%	█
Rated "Aa3"	3.8%	█
Rated "A1"	2.5%	█
Rated "A2"	4.6%	█
Rated "A3"	3.4%	█
Rated "Baa1"	1.1%	█
Rated "Baa2"	1.4%	█
Rated "Baa3"	1.1%	█
Rated "Ba2"	1.5%	█
Not rated	4.5%	█
Equity	59.6%	█
Other assets (net of liabilities)	12.1%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	23

Sextant Core Fund

Statement of Assets and Liabilities	As of May 31, 2016

Assets
Investments in securities, at value (Cost $7,329,044)	$8,072,060
Cash	1,069,861
Dividends and interest receivable	44,236
Receivable for Fund shares sold	3,736
Total assets	9,189,893
Liabilities
Payable to affiliates	5,969
Accrued expenses	2,864
Payable for Fund shares redeemed	2,023
Accrued distribution fee	376
Total liabilities	11,232
Net assets	$9,178,661

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,469,308
Undistributed net investment income	73,131
Accumulated net realized loss	(106,770)
Unrealized net appreciation on investments	742,992
Net assets applicable to Fund shares outstanding	$9,178,661

Fund shares outstanding	798,627

Net asset value, offering, and redemption price per share	$11.49

Statement of Operations	Period ended May 31, 2016

Investment income
Dividends (net of foreign tax of $9,182)	$72,287
Interest income	43,818
Total investment income	116,105
Expenses
Investment adviser fees	15,305
Distribution fees	10,520
Filing and registration fees	8,543
Audit fees	2,718
Retirement plan custodial fees	1,889
Chief Compliance Officer expenses	1,618
Printing and postage	905
Trustee fees	806
Other expenses	499
Custodian fees	224
Legal fees	171
Total gross expenses	43,198
Less custodian fee credits	(224)
Net expenses	42,974
Net investment income	$73,131

Net realized loss from investments and foreign currency	($106,770)
Net increase in unrealized appreciation on investments and foreign currency	234,007
Net gain on investments	$127,237

Net increase in net assets resulting from operations	$200,368

24	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statements of Changes in Net Assets	Period ended May 31, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$73,131	$125,212
Net realized gain (loss) on investments	(106,770)	326,144
Net increase (decrease) in unrealized appreciation	234,007	(844,488)
Net increase (decrease) in net assets	200,368	(393,132)
Distributions to shareowners from
Net investment income	-	(126,362)
Capital gains	-	(325,045)
Total distributions	-	(451,407)
Capital share transactions
Proceeds from sales of shares	780,834	1,411,567
Value of shares issued in reinvestment of dividends	-	451,407
Cost of shares redeemed	(238,031)	(1,238,902)
Net increase in net assets	542,803	624,072
Total increase (decrease) in net assets	743,171	(220,467)

Net assets
Beginning of period	8,435,490	8,655,957
End of period	9,178,661	8,435,490

Undistributed net investment income	$73,131	$-

Shares of the Fund sold and redeemed
Number of shares sold	70,272	115,898
Number of shares issued in reinvestment of dividends	-	40,125
Number of shares redeemed	(21,373)	(102,604)
Net increase in number of shares outstanding	48,899	53,419

Financial Highlights	Period ended	For year ended Nov. 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016	2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.25	$12.43	$11.78	$10.81	$10.35	$10.06
Income from investment operations
Net investment income	0.09	0.18	0.21	0.20	0.14	0.15
Net gain (loss) on securities (both realized and unrealized)	0.15	(0.72)	0.78	0.98	0.46	0.29
Total from investment operations	0.24	(0.54)	0.99	1.18	0.60	0.44
Less distributions
Dividends (from net investment income)	-	(0.18)	(0.21)	(0.21)	(0.14)	(0.15)
Distributions (from capital gains)	-	(0.46)	(0.13)	-	-	-
Total distributions	-	(0.64)	(0.34)	(0.21)	(0.14)	(0.15)
Paid-in capital from early redemption fees	n/a	n/a	n/a	-	-	0.00¹

Net asset value at end of period	$11.49	$11.25	$12.43	$11.78	$10.81	$10.35

Total return	2.13%²	(4.38)%	8.41%	10.96%	5.75%	4.42%

Ratios / supplemental data
Net assets ($000), end of period	$9,179	$8,435	$8,656	$6,960	$7,119	$5,802
Ratio of expenses to average net assets
Before custodian fee credits	1.03%³	1.02%	1.17%	1.01%	1.32%	1.14%
After custodian fee credits	1.02%³	1.01%	1.16%	1.01%	1.32%	1.13%
Ratio of net investment income after custodian fee credits to average net assets	1.74%³	1.44%	1.88%	1.68%	1.29%	1.56%
Portfolio turnover rate	8%	24%	14%	29%	19%	13%
¹ Amount is less than $0.01 ² Not annualized ³ Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	25

Sextant Global High Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Global High Income Fund²	-6.62%	n/a	n/a	1.06%
S&P Global 1200 Index	-3.66%	6.88%	5.25%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $10,798 versus $12,642 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.89%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	4.2%	n/a
Consumer Discretionary	1.9%	13.3%
Consumer Staples	n/a	6.0%
Energy	11.1%	3.0%
Financials	7.9%	3.6%
Foreign Government Bonds	n/a	8.3%
Health Care	3.9%	n/a
Industrials	4.0%	3.2%
Materials	7.9%	3.1%
Municipal Revenue Bonds	n/a	3.7%
Technology	2.9%	1.5%
Utilities	1.8%	1.7%
Total	45.6%	47.4%

Top Ten Holdings
% of Total Net Assets
Jefferies Group (5.125% due 01/20/2023)	3.6%
Burlington Northern Santa Fe (5.05% due 03/01/2041)	3.2%
Outerwall (6.00% due 03/15/2019)	3.2%
Microchip Technology	2.9%
San Miguel (4.875% due 04/26/2023)	2.8%
Mexico Bonos Desarrollo (6.50% due 06/10/2021)	2.7%
Grupo Bimbo (4.875% due 06/27/2044)	2.7%
Federal Republic of Brazil (8.50% due 01/05/2024)	2.6%
Total ADS	2.6%
Rent-A-Center (6.625% due 11/15/2020)	2.6%

Asset Allocation
% of Total Net Assets
Equity Securities	45.6%	█
Fixed Income Securities	47.4%	█
Other assets (net of liabilities)	7.0%	█

26	May 31, 2016	Semi-Annual Report

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2016
Common Stocks — 45.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
Orange ADS	10,000	$147,658	$173,700	France	2.4%
SK Telecom ADS	6,200	82,085	129,146	South Korea	1.8%

		229,743	302,846		4.2%

Consumer Discretionary

Lodging
Whistler Blackcomb Holdings	7,000	75,630	135,692	Canada	1.9%

		75,630	135,692		1.9%

Energy

Exploration & Production
CNOOC ADR	1,400	226,082	167,216	China	2.3%

Integrated Oils
Royal Dutch Shell ADS	3,000	200,418	145,470	United Kingdom	2.0%
Statoil ADS	10,000	186,050	157,600	Norway	2.2%
Total ADS	3,800	202,606	184,376	France	2.6%
		589,074	487,446		6.8%

Oil & Gas Services & Equip
National Oilwell Varco	4,200	139,818	138,390	United States	2.0%

		954,974	793,052		11.1%

Financials

Banks
Skandinaviska Enskilda Banken	13,000	136,631	124,459	Sweden	1.7%

Diversified Banks
Banco Santander ADS	28,000	233,129	133,000	Spain	1.9%
Itau Unibanco Holding ADS	20,000	207,301	160,200	Brazil	2.2%
		440,430	293,200		4.1%

Private Equity
Apollo Global Management	9,000	146,272	147,780	United States	2.1%

		723,333	565,439		7.9%

Health Care

Large Pharma
GlaxoSmithKline ADS	3,100	143,250	131,347	United Kingdom	1.8%
Novartis ADS	1,900	110,053	151,069	Switzerland	2.1%

		253,303	282,416		3.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	27

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2016
Common Stocks — 45.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Industrials

Infrastructure Construction
CCR	30,000	$174,956	$127,020	Brazil	1.8%
Hopewell Highway Infrastructure	325,000	168,010	160,700	China	2.2%

		342,966	287,720		4.0%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	8,000	221,690	130,640	Canada	1.8%

Base Metals
South 32²	29,000	188,164	160,080	Australia	2.2%

Steel Raw Material Suppliers
Anglo American ADR	26,000	191,962	113,100	United Kingdom	1.6%
BHP Billiton	6,000	207,424	161,820	Australia	2.3%
		399,386	274,920		3.9%

		809,240	565,640		7.9%

Technology

Semiconductor Devices
Microchip Technology	4,000	136,113	206,720	United States	2.9%

		136,113	206,720		2.9%

Utilities

Power Generation
Engie ADR	8,500	207,215	130,815	France	1.8%

		207,215	130,815		1.8%

Total Common Stock		$3,732,517	$3,270,340		45.6%

Corporate Bonds — 35.4%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Consumer Discretionary

ADT	4.125% due 06/15/2023	$150,000	$139,500	United States	1.9%
GAP	5.95% due 04/12/2021	100,000	101,885	United States	1.4%
Hanesbrands	6.375% due 12/15/2020	150,000	154,782	United States	2.2%
Outerwall	6.00% due 03/15/2019	250,000	231,250	United States	3.2%
Rent-A-Center	6.625% due 11/15/2020	200,000	184,000	United States	2.6%
Toys R Us Property II	8.50% due 12/01/2017	150,000	145,500	United States	2.0%

		1,000,000	956,917		13.3%

Consumer Staples

Elizabeth Arden	7.375% due 03/15/2021	47,000	35,250	United States	0.5%

Continued on next page.

28	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2016
Common Stocks — 45.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Consumer Staples (continued)

Grupo Bimbo	4.875% due 06/27/2044	$200,000	$192,960	Mexico	2.7%
San Miguel	4.875% due 04/26/2023	200,000	199,000	Philippines	2.8%

		447,000	427,210		6.0%

Energy

Chesapeake Midstream Partners	6.125% due 07/15/2020	125,000	122,516	United States	1.7%
Goodrich Petroleum²,³	8.875% due 03/15/2019	400,000	4	United States	0.0%[4]
Petrobras International Finance	6.875% due 01/20/2040	50,000	37,000	Brazil	0.5%
Petrobras International Finance	6.75% due 07/27/2041	80,000	57,576	Brazil	0.8%

		655,000	217,096		3.0%

Financials

Jefferies Group	5.125% due 01/20/2023	250,000	259,110	United States	3.6%

		250,000	259,110		3.6%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	231,255	United States	3.2%

		200,000	231,255		3.2%

Materials

Allegheny Technologies	5.875% due 05/15/2023	150,000	121,875	United States	1.7%
AngloGold Ashanti Holdings	5.375% due 04/15/2020	100,000	101,050	South Africa	1.4%

		250,000	222,925		3.1%

Technology

Hewlett Packard	4.65% due 12/09/2021	100,000	105,964	United States	1.5%

		100,000	105,964		1.5%

Utilities

Iberdrola International	5.75% due 02/27/2049	100,000	119,455	Spain	1.7%

		100,000	119,455		1.7%

Total Corporate Bonds		$3,002,000	$2,539,932		35.4%

Government Bonds — 8.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	$156,250	Colombia	2.2%
Federal Republic of Brazil	8.50% due 01/05/2024	$750,000	185,757	Brazil	2.6%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 35,000	197,015	Mexico	2.7%
Republic of South Africa	8.25% due 09/15/2017	ZAR 900,000	57,359	South Africa	0.8%

			596,381		8.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	29

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2016
Municipal Bonds — 3.7%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Revenue

Colony TX Local Development	7.00% due 10/01/2027	$100,000	$104,429	United States	1.5%
Colony TX Local Development[5]	7.625% due 10/01/2042	50,000	50,295	United States	0.7%
Colony TX NFM Sales Tax Revenue[5]	7.25% due 10/01/2033	50,000	49,624	United States	0.7%
Puerto Rico Aqueduct & Sewer[5]	5.00% due 07/01/2019	85,000	58,337	Puerto Rico	0.8%

		$285,000	262,685		3.7%

Total investments	(Cost = $7,594,085)		6,669,338		93.0%
Other assets (net of liabilities)			505,427		7.0%
Total net assets			$7,174,765		100.0%
¹ Country of domicile ² Non-income producing ³ Security in default [4] Amount is less than 0.05% [5] Indicates an odd lot. Please refer to page 48 for more information regarding odd lots.				ADS: American Depositary Share ADR: American Depositary Receipt

Countries

Weightings shown are a percentage of total net assets.

Bond Quality Diversification
% of Total Net Assets
Rated "A3"	5.9%	█
Rated "Baa2"	5.9%	█
Rated "Baa3"	8.4%	█
Rated "Ba2"	4.5%	█
Rated "Ba3"	2.0%	█
Rated "B1"	5.8%	█
Rated "B3"	3.0%	█
Rated "Caa2"	0.5%	█
Rated "Caa3"	0.8%	█
Not rated	10.6%	█
Equity	45.6%	█
Other assets (net of liabilities)	7.0%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

30	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statement of Assets and Liabilities	As of May 31, 2016

Assets
Investments in securities, at value (Cost $7,594,085)	$6,669,338
Cash	421,313
Dividends and interest receivable	80,667
Prepaid expenses	5,262
Receivable for Fund shares sold	1,731
Total assets	7,178,311
Liabilities
Payable to affiliates	3,249
Accrued distribution fee	297
Total liabilities	3,546
Net assets	$7,174,765

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,967,483
Undistributed net investment income	164,114
Accumulated net realized loss	(31,758)
Unrealized net depreciation on investments	(925,074)
Net assets applicable to Fund shares outstanding	$7,174,765

Fund shares outstanding	776,587

Net asset value, offering, and redemption price per share	$9.24

Statement of Operations	Period ended May 31, 2016

Investment income
Interest income	$119,605
Dividends (net of foreign tax of $11,845)	75,311
Total investment income	194,916
Expenses
Investment adviser fees	10,119
Distribution fees	8,515
Filing and registration fees	8,117
Audit fees	2,597
Chief Compliance Officer expenses	1,393
Trustee fees	1,044
Printing and postage	790
Retirement plan custodial fees	672
Other expenses	452
Custodian fees	264
Legal fees	165
Total gross expenses	34,128
Less adviser fees waived	(3,062)
Less custodian fee credits	(264)
Net expenses	30,802
Net investment income	$164,114

Net realized gain from investments and foreign currency	$74,725
Net increase in unrealized appreciation on investments and foreign currency	31,109
Net gain on investments	$105,834

Net increase in net assets resulting from operations	$269,948

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	31

Sextant Global High Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$164,114	$379,693
Net realized gain (loss) on investments	74,725	(43,833)
Net increase (decrease) in unrealized appreciation	31,109	(1,242,969)
Net increase (decrease) in net assets	269,948	(907,109)
Distributions to shareowners from
Net investment income	-	(382,139)
Capital share transactions
Proceeds from sales of shares	686,164	1,492,429
Value of shares issued in reinvestment of dividends	-	373,666
Cost of shares redeemed	(733,006)	(1,332,329)
Net increase (decrease) in net assets	(46,842)	533,766
Total increase (decrease) in net assets	223,106	(755,482)

Net assets
Beginning of period	6,951,659	7,707,141
End of period	7,174,765	6,951,659

Undistributed net investment income	$164,114	$ -

Shares of the Fund sold and redeemed
Number of shares sold	78,211	144,244
Number of shares issued in reinvestment of dividends	-	42,032
Number of shares redeemed	(83,731)	(133,404)
Net increase (decrease) in number of shares outstanding	(5,520)	52,872

Financial Highlights	Period ended	For Year ended November 30,			Period ended¹
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016	2015	2014	2013	Nov. 30, 2012
Net asset value at beginning of period	$8.89	$10.57	$10.51	$9.90	$10.00
Income from investment operations
Net investment income	0.21	0.52	0.48	0.37	0.18
Net gain (loss) on securities (both realized and unrealized)	0.14	(1.68)	0.07	0.63	(0.10)
Total from investment operations	0.35	(1.16)	0.55	1.00	0.08
Less distributions
Dividends (from net investment income)	-	(0.52)	(0.49)	(0.39)	(0.18)
Total distributions	-	(0.52)	(0.49)	(0.39)	(0.18)

Net asset value at end of period	$9.24	$8.89	$10.57	$10.51	$9.90

Total return	3.94%²	(11.01)%	5.27%	10.06%	0.76%²

Ratios / supplemental data
Net assets ($000), end of period	$7,175	$6,952	$7,707	$6,388	$4,730
Ratio of expenses to average net assets
Before fee waivers	1.01%³	1.06%	1.41%	1.25%	1.22%³
After fee waivers	0.92%³	0.90%	0.91%	0.91%	0.90%³
After fee waivers and custodian fee credits	0.91%³	0.89%	0.90%	0.90%	0.90%³
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	4.85%³	4.87%	4.75%	3.87%	3.03%³
Portfolio turnover rate	3%	40%	11%	23%	32%²
¹ Operations commenced March 30, 2012 ² Not annualized ³ Annualized

32	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Performance Summary

Average Annual Total Returns as of May 31, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Growth Fund	-7.31%	7.83%	5.71%	0.90%
S&P 500 Index	1.72%	11.65%	7.40%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2006, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Fund would have risen to $17,420 versus $20,440 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Facebook, Class A	6.1%	Internet Media	9.8%	█
Apple	5.3%	Consumer Finance	7.8%	█
FLEETCOR Technologies	4.9%	Biotech	6.8%	█
TJX Companies	4.4%	Specialty Chemicals	6.2%	█
Starbucks	3.7%	Communications Equipment	5.3%	█
Alphabet, Class A	3.7%	Apparel, Footwear & Accessory Design	4.5%	█
CVS Health	3.5%	Specialty Apparel Stores	4.4%	█
BlackRock	3.4%	Home Products Stores	4.2%	█
Ashland	3.3%	Auto Parts	4.1%	█
Nike, Class B	3.3%	Restaurants	3.7%	█
		Food & Drug Stores	3.5%	█
		Investment Management	3.4%	█
		Diversified Banks	3.1%	█
		Infrastructure Software	2.9%	█
		Home Improvement	2.8%	█
		E-Commerce Discretionary	2.7%	█
		Application Software	2.7%	█
		Other Commercial Services	2.6%	█
		Industries < 2.5%	14.1%	█
		Other assets (net of liabilities)	5.4%	█

Semi-Annual Report	May 31, 2016	33

Sextant Growth Fund

Schedule of Investments				As of May 31, 2016
Common Stock — 94.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Alphabet, Class A¹	1,998	$1,175,995	$1,496,202	3.7%
Facebook, Class A¹	21,104	1,273,437	2,507,366	6.1%

		2,449,432	4,003,568	9.8%

Consumer Discretionary

Airlines
Alaska Air	11,222	195,954	745,141	1.8%

Apparel, Footwear & Accessory Design
Nike	24,510	1,330,830	1,353,442	3.3%
Under Armour¹	13,390	575,823	505,205	1.2%
		1,906,653	1,858,647	4.5%

Auto Parts
Harman International Industries	10,000	806,850	782,400	1.9%
Johnson Controls	20,000	838,680	883,000	2.2%
		1,645,530	1,665,400	4.1%

E-Commerce Discretionary
Amazon.com¹	1,529	278,191	1,105,146	2.7%

Home Improvement
Stanley Black & Decker	9,984	917,587	1,129,989	2.8%

Home Products Stores
Home Depot	5,464	611,366	721,904	1.8%
Lowe's	12,500	241,788	1,001,625	2.4%
		853,154	1,723,529	4.2%

Jewelry & Watch Stores
Signet Group	10,000	1,164,872	989,700	2.4%

Other Commercial Services
Ecolab	9,230	1,049,561	1,082,125	2.6%

Restaurants
Starbucks	27,758	1,298,606	1,523,637	3.7%

Specialty Apparel Stores
TJX Companies	23,847	1,548,222	1,815,234	4.4%

		10,858,330	13,638,548	33.2%

Continued on next page.

34	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments				As of May 31, 2016
Common Stock — 94.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Staples

Food & Drug Stores
CVS Health	15,067	$791,143	$1,453,212	3.5%

Mass Merchants
Costco Wholesale	6,243	784,598	928,771	2.3%

		1,575,741	2,381,983	5.8%

Financials

Banks
Signature Bank¹	7,052	999,222	952,020	2.3%

Consumer Finance
FLEETCOR Technologies¹	13,379	1,933,099	1,991,999	4.8%
Mastercard, Class A	12,722	1,160,778	1,220,040	3.0%
		3,093,877	3,212,039	7.8%

Diversified Banks
JP Morgan Chase	19,205	1,156,926	1,253,510	3.1%

Investment Management
BlackRock	3,885	1,258,307	1,413,557	3.4%

		6,508,332	6,831,126	16.6%

Health Care

Biotech
Amgen	5,267	555,197	831,922	2.0%
Biogen¹	1,500	422,379	434,595	1.1%
Gilead Sciences	7,064	698,595	614,992	1.5%
Medivation¹	14,632	731,509	884,651	2.2%
		2,407,680	2,766,160	6.8%

Life Science Equipment
Abbott Laboratories	20,799	646,854	824,264	2.0%

Specialty Pharma
Allergan¹	3,333	1,002,734	785,755	1.9%

		4,057,268	4,376,179	10.7%

Industrials

Building Sub Contractors
EMCOR	11,693	456,380	556,002	1.4%

		456,380	556,002	1.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	35

Sextant Growth Fund

Schedule of Investments				As of May 31, 2016
Common Stock — 94.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Materials

Specialty Chemicals
Ashland	11,960	$1,296,037	$1,355,786	3.3%
RPM International	23,400	967,927	1,174,446	2.9%

		2,263,964	2,530,232	6.2%

Technology

Application Software
Adobe Systems¹	11,000	144,216	1,094,170	2.7%

Communications Equipment
Apple	21,767	579,502	2,172,782	5.3%

Infrastructure Software
Microsoft	22,757	1,052,448	1,206,121	2.9%

		1,776,166	4,473,073	10.9%

Total investments		$29,945,613	38,790,711	94.6%
Other assets (net of liabilities)			2,218,910	5.4%
Total net assets			$41,009,621	100.0%
¹ Non income producing security

36	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statement of Assets and Liabilities	As of May 31, 2016

Assets
Investments in securities, at value (Cost $29,945,613)	$38,790,711
Cash	2,377,119
Dividends receivable	32,007
Receivable for Fund shares sold	7,144
Insurance reserve premium	1,215
Total assets	41,208,196
Liabilities
Payable for Fund shares redeemed	161,954
Payable to affiliates	26,110
Accrued expenses	8,820
Accrued distribution fee	1,691
Total liabilities	198,575
Net assets	$41,009,621

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$31,453,599
Undistributed net investment income	101,959
Accumulated net realized gain	608,965
Unrealized net appreciation on investments	8,845,098
Net assets applicable to Fund shares outstanding	$41,009,621

Fund shares outstanding	1,802,520

Net asset value, offering, and redemption price per share	$22.75

Statement of Operations	Period ended May 31, 2016

Investment income
Dividends	$232,532
Total investment income	$232,532
Expenses
Distribution fees	54,416
Investment adviser fees	51,676
Audit fees	13,399
Filing and registration fees	9,826
Chief Compliance Officer expenses	9,764
Trustee fees	5,567
Retirement plan custodial fees	5,434
Printing and postage	4,632
Other expenses	2,819
Custodian fees	1,087
Legal fees	1,084
Total gross expenses	159,704
Less custodian fee credits	(1,087)
Net expenses	158,617
Net investment income	$73,915

Net realized gain from investments	$608,901
Net decrease in unrealized appreciation on investments	(3,565,649)
Net loss on investments	$(2,956,748)

Net decrease in net assets resulting from operations	$(2,882,833)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	37

Sextant Growth Fund

Statements of Changes in Net Assets	Period ended May 31, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$73,915	$75,927
Net realized gain on investments	608,901	4,478,668
Net decrease in unrealized appreciation	(3,565,649)	(5,218,051)
Net decrease in net assets	(2,882,833)	(663,456)
Distributions to shareowners from
Net investment income	-	(76,776)
Capital gains	-	(4,478,604)
Total distributions	-	(4,555,380)
Capital share transactions
Proceeds from sales of shares	2,067,328	29,831,228
Value of shares issued in reinvestment of dividends	-	4,491,982
Cost of shares redeemed	(14,042,012)	(19,100,240)
Net increase (decrease) in net assets	(11,974,684)	15,222,970
Total increase (decrease) in net assets	(14,857,517)	10,004,134

Net assets
Beginning of period	55,867,138	45,863,004
End of period	41,009,621	55,867,138

Undistributed net investment income	$101,959	$28,044

Shares of the Fund sold and redeemed
Number of shares sold	92,146	1,128,605
Number of shares issued in reinvestment of dividends	-	186,932
Number of shares redeemed	(614,424)	(730,832)
Net increase (decrease) in number of shares outstanding	(522,278)	584,705

Financial Highlights	Period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016	2015	2014	2013	2012	2011
Net asset value at beginning of period	$24.03	$26.36	$23.92	$20.35	$18.14	$17.70
Income from investment operations
Net investment income	0.05	0.03	0.02	0.12	0.08	0.11
Net gains (loss) on securities (both realized and unrealized)	(1.33)	(0.25)	3.88	5.86	2.21	0.43
Total from investment operations	(1.28)	(0.22)	3.90	5.98	2.29	0.54
Less distributions
Dividends (from net investment income)	-	(0.04)	(0.01)	(0.13)	(0.08)	(0.09)
Distributions (from capital gains)	-	(2.07)	(1.45)	(2.28)	-	(0.01)
Total distributions	-	(2.11)	(1.46)	(2.41)	(0.08)	(0.10)
Paid-in capital from early redemption fees	n/a	-	n/a	-	0.00¹	0.00¹

Net asset value at end of period	$22.75	$24.03	$26.36	$23.92	$20.35	$18.14

Total return	(5.33%)²	(0.87%)	16.29%	29.39%	12.64%	3.07%

Ratios / supplemental data
Net assets ($000), end of period	$41,010	$55,867	$45,863	$36,574	$25,250	$22,868
Ratio of expenses to average net assets
Before custodian fee credits	0.74%³	0.90%	1.05%	0.94%	1.10%	0.84%
After custodian fee credits	0.73%³	0.90%	1.05%	0.94%	1.10%	0.84%
Ratio of net investment income after custodian fee credits to average net assets	0.34%³	0.13%	0.07%	0.59%	0.42%	0.57%
Portfolio turnover rate	14%	68%	23%	29%	10%	15%
¹ Amount is less than $0.01 ² Not annualized ³ Annualized

38	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Performance Summary

Average Annual Total Returns as of May 31, 2016
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant International Fund	-9.92%	-0.51%	3.09%	1.05%
MSCI EAFE Index	-9.24%	2.58%	2.40%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2006, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in the Fund would have risen to $13,560 versus $12,677 in the Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Wolters Kluwer	7.4%	Application Software	12.3%	█
Dassault Systemes ADR	6.8%	Telecom Carriers	9.4%	█
ASML	6.1%	Large Pharma	8.6%	█
NICE Systems ADS	5.5%	Information Services	7.4%	█
Toronto-Dominion Bank	5.0%	Banks	7.1%	█
Unilever ADS	4.9%	Semiconductor Manufacturing	6.1%	█
Toyota Motor ADS	4.8%	Household Products	4.9%	█
Novartis ADR	4.6%	Automobiles	4.8%	█
BASF ADR	4.4%	Integrated Oils	4.5%	█
Novo Nordisk ADS	4.0%	Specialty Chemicals	4.4%	█
		Lodging	3.9%	█
		Beverages	3.9%	█
		Diversified Banks	2.9%	█
		Specialty Pharma	2.7%	█
		Airlines	2.2%	█
		E-Commerce Discretionary	2.0%	█
		Industries < 2%	7.1%	█
		Other assets (net of liabilities)	5.8%	█

Semi-Annual Report	May 31, 2016	39

Sextant International Fund

Schedule of Investments					As of May 31, 2016
Common Stocks — 94.2%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
BCE	50,000	$1,164,294	$2,302,000	Canada	3.3%
SK Telecom ADR	30,000	511,437	624,900	South Korea	0.9%
Telefonica ADS	129,570	1,906,069	1,351,415	Spain	1.9%
Telus	50,000	710,475	1,584,000	Canada	2.3%
Turkcell Iletisim Hizmetleri ADS²	75,000	1,028,401	690,000	Turkey	1.0%

		5,320,676	6,552,315		9.4%

Consumer Discretionary

Airlines
Copa Holdings, Class A	30,000	1,766,222	1,547,100	Panama	2.2%

Automobiles
Toyota Motor ADS	32,000	2,425,043	3,309,120	Japan	4.8%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	1,365,000	Argentina³	2.0%

Lodging
Belmond, Class A²	288,500	2,720,067	2,743,635	Bermuda	3.9%

		7,740,672	8,964,855		12.9%

Consumer Staples

Beverages
Fomento Economico Mexico ADS	30,000	1,614,722	2,720,400	Mexico	3.9%

Food & Drug Stores
Carrefour ADS	170,000	761,908	923,100	France	1.3%

Household Products
Unilever ADS	75,000	2,284,504	3,417,000	United Kingdom	4.9%

		4,661,134	7,060,500		10.1%

Energy

Integrated Oils
Statoil ADS	60,000	1,551,895	945,600	Norway	1.4%
Total ADS	45,000	2,528,346	2,183,400	France	3.1%

		4,080,241	3,129,000		4.5%

Financials

Banks
Australia & New Zealand Banking Group ADS	80,000	1,581,457	1,462,000	Australia	2.1%
Toronto-Dominion Bank	80,000	2,302,163	3,488,000	Canada	5.0%
		3,883,620	4,950,000		7.1%

Continued on next page.

40	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments					As of May 31, 2016
Common Stocks — 94.2%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials (continued)

Diversified Banks
Banco Santander ADS	114,955	$962,132	$546,036	Spain	0.8%
Mitsubishi UFJ Financial Group ADR	300,000	1,472,770	1,473,000	Japan	2.1%
		2,434,902	2,019,036		2.9%

		6,318,522	6,969,036		10.0%

Health Care

Health Care Supply Chain
Sinopharm Group	250,000	798,792	1,160,787	China	1.7%

Large Pharma
Novartis ADR	40,000	1,987,297	3,180,400	Switzerland	4.6%
Novo Nordisk ADS	50,000	612,798	2,802,000	Denmark	4.0%
		2,600,095	5,982,400		8.6%

Medical Equipment
Koninklijke Philips	20,655	776,683	556,446	Netherlands	0.8%

Specialty Pharma
Shire ADS	10,000	359,660	1,861,600	Ireland	2.7%

		4,535,230	9,561,233		13.8%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	39,000	914,639	636,870	Canada	1.0%

Specialty Chemicals
BASF ADR	40,000	2,888,666	3,092,800	Germany	4.4%

		3,803,305	3,729,670		5.4%

Technology

Application Software
Dassault Systemes ADR	60,000	2,222,944	4,735,500	France	6.8%
NICE Systems ADS	60,000	2,122,719	3,839,400	Israel	5.5%
		4,345,663	8,574,900		12.3%

Electronics Components
Nidec ADS	53,406	514,164	1,020,055	Japan	1.5%

Information Services
Wolters Kluwer	130,000	2,423,616	5,186,659	Netherlands	7.4%

Semiconductor Manufacturing
ASML	42,350	1,505,799	4,234,153	Netherlands	6.1%

		8,789,242	19,015,767		27.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	41

Sextant International Fund

Schedule of Investments					As of May 31, 2016
Common Stocks — 94.2%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Utilities

Utility Networks
Korea Electric Power ADS	20,000	$304,261	$528,200	South Korea	0.8%

		304,261	528,200		0.8%

Total investments		$45,553,283	65,510,576		94.2%
Other assets (net of liabilities)			4,004,166		5.8%
Total net assets			$69,514,742		100.0%
¹ Country of domicile unless otherwise indicated ² Non-income producing security ³ Denotes a country or region of primary exposure ADR: American Depositary Share ADR: American Depositary Receipt

Countries

Weightings shown are a percentage of total net assets.

42	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statement of Assets and Liabilities	As of May 31, 2016

Assets
Investments in securities, at value (Cost $45,553,283)	$65,510,576
Cash	3,661,627
Dividends receivable	434,327
Receivable for Fund shares sold	14,788
Other Receivable	15
Total assets	69,621,333
Liabilities
Accrued expenses	43,412
Payable to affiliates	39,193
Payable for Fund shares redeemed	21,130
Accrued distribution fee	2,856
Total liabilities	106,591
Net assets	$69,514,742

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$48,755,425
Undistributed net investment gain	662,649
Accumulated net realized gain on investments	139,373
Unrealized net appreciation on investments	19,957,295
Net assets applicable to Fund shares outstanding	$69,514,742

Fund shares outstanding	4,884,423

Net asset value, offering, and redemption price per share	$14.23

Statement of Operations	Period ended May 31, 2016

Investment income
Dividends (net foreign tax of $182,067)	$961,243
Miscellaneous income	29
Total investment income	961,272
Expenses
Investment adviser fees	131,959
Distribution fees	87,959
Audit fees	26,132
Chief Compliance Officer expenses	15,737
Trustee fees	9,066
Filing and registration fees	8,325
Printing and postage	8,073
Other expenses	5,420
Retirement plan custodial fees	3,893
Custodian fees	2,520
Legal fees	2,059
Total gross expenses	301,143
Less custodian fee credits	(2,520)
Net expenses	298,623
Net investment income	$662,649

Net realized gain from investments and foreign currency	$2,019,008
Net decrease in unrealized appreciation on investments and foreign currency	(3,631,313)
Net loss on investments	$(1,612,305)

Net decrease in net assets resulting from operations	$(949,656)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	43

Sextant International Fund

Statements of Changes in Net Assets	Period ended May 31, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$662,649	$1,363,362
Net realized gain (loss) on investments	2,019,008	(355,981)
Net decrease in unrealized appreciation	(3,631,313)	(5,976,716)
Net decrease in net assets	(949,656)	(4,969,335)
Distributions to shareowners from
Net investment income	-	(1,345,099)
Return of capital	-	(31,767)
Total distributions	-	(1,376,866)
Capital share transactions
Proceeds from sales of shares	2,810,546	7,651,821
Value of shares issued in reinvestment of dividends	-	1,357,046
Cost of shares redeemed	(10,641,652)	(27,817,215)
Net decrease in net assets	(7,831,106)	(18,808,348)
Total decrease in net assets	(8,780,762)	(25,154,549)

Net assets
Beginning of period	78,295,504	103,450,053
End of period	69,514,742	78,295,504

Undistributed net investment income	$662,649	$-

Shares of the Fund sold and redeemed
Number of shares sold	206,152	497,102
Number of shares issued in reinvestment of dividends	-	94,568
Number of shares redeemed	(776,499)	(1,822,951)
Net decrease in number of shares outstanding	(570,347)	(1,231,281)

Financial Highlights	Period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016	2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.35	$15.47	$15.80	$14.85	$14.41	$15.03
Income from investment operations
Net investment income	0.14	0.25	0.65	0.32	0.14	0.12
Net gains (losses) on securities (both realized and unrealized)	(0.26)	(1.11)	(0.35)	0.97	0.44	(0.63)
Total from investment operations	(0.12)	(0.86)	0.30	1.29	0.58	(0.51)
Less distributions
Dividends (from net investment income)	-	(0.25)	(0.63)	(0.34)	(0.14)	(0.12)
Distributions (from return of capital)	-	(0.01)	-	-	-	-
Total distributions	-	(0.26)	(0.63)	(0.34)	(0.14)	(0.12)
Paid-in capital from early redemption fees	n/a	n/a	n/a	0.00¹	0.00¹	0.01

Net asset value at end of period	$14.23	$14.35	$15.47	$15.80	$14.85	$14.41

Total return	(0.84%)²	(5.58)%	1.88%	8.67%	4.05%	(3.31)%

Ratios / supplemental data
Net assets ($000), end of period	$69,515	$78,296	$103,450	$148,016	$183,732	$165,126
Ratio of expenses to average net assets
Before custodian fee credits	0.86%³	1.05%	0.80%	0.66%	1.10%	0.88%
After custodian fee credits	0.85%³	1.04%	0.79%	0.66%	1.10%	0.88%
Ratio of net investment income after custodian fee credits to average net assets	1.89%³	1.49%	3.58%	1.69%	0.98%	0.81%
Portfolio turnover rate	0%	0%	3%	7%	10%	7%
¹ Amount is less than $0.01 ² Not annualized ³ Annualized

44	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a "Fund", and collectively, the "Funds"), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Investment risks:
Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates — but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund's net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund's yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

NOTE 2 — Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in

Semi-Annual Report	May 31, 2016	45

Notes To Financial Statements (continued)

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Short-Term Bond
Corporate Bonds¹	$-	$6,463,568	$-	$6,463,568
Government Bonds¹	$-	$955,219	$-	$955,219
Total assets	$-	$7,418,787	$-	$7,418,787

Bond Income
Corporate Bonds¹	$-	$4,557,799	$-	$4,557,799
Government Bonds¹	$-	$1,370,394	$-	$1,370,394
Municipal Bonds¹	$-	$1,963,315	$-	$1,963,315
Total assets	$-	$7,891,508	$-	$7,891,508

Core
Common Stocks
Communications	$124,980	$58,185	$-	$183,165
Consumer Discretionary	305,580	131,490	-	437,070
Consumer Staples	753,627	-	-	753,627
Energy	675,986	-	-	675,986
Financials	534,680	143,607	-	678,287
Health Care	1,139,844	-	-	1,139,844
Industrials	294,571	-	-	294,571
Materials	416,679	-	-	416,679
Technology	553,915	-	-	553,915
Utilities	339,170	-	-	339,170
Total Common Stocks	$5,139,032	$333,282	$-	$5,472,314
Corporate Bonds¹	$-	$1,743,564	$-	$1,743,564
Government Bonds¹	$-	$401,031	$-	$401,031
Municipal Bonds¹	$-	$455,151	$-	$455,151
Total assets	$5,139,032	$2,933,028	$-	$8,072,060

Global High Income
Common Stocks
Communications	$302,846	$-	$-	$302,846
Consumer Discretionary	-	135,692	-	135,692
Energy	793,052	-	-	793,052
Financials	440,980	124,459	-	565,439
Health Care	282,416	-	-	282,416
Industrials	-	287,720	-	287,720
Materials	565,640	-	-	565,640
Technology	206,720	-	-	206,720
Utilities	130,815	-	-	130,815
Total Common Stocks	$2,722,469	$547,871	$-	$3,270,340
Corporate Bonds¹	$-	$2,539,932	$-	$2,539,932
Government Bonds¹	$-	$596,381	$-	$596,381
Municipal Bonds
Revenue	-	104,429	158,256	262,685
Total Municipal Bonds	$-	$104,429	$158,256	$262,685
Total assets	$2,722,469	$3,788,613	$158,256	$6,669,338

46	May 31, 2016	Semi-Annual Report

Notes To Financial Statements (continued)

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Growth
Common Stocks¹	$38,790,711	$-	$-	$38,790,711
Total assets	$38,790,711	$-	$-	$38,790,711

International
Common Stocks
Communications	$6,552,315	$-	$-	$6,552,315
Consumer Discretionary	8,964,855	-	-	8,964,855
Consumer Staples	7,060,500	-	-	7,060,500
Energy	3,129,000	-	-	3,129,000
Financials	6,969,036	-	-	6,969,036
Health Care	8,400,446	1,160,787	-	9,561,233
Materials	3,729,670	-	-	3,729,670
Technology	13,829,108	5,186,659	-	19,015,767
Utilities	528,200	-	-	528,200
Total assets	$59,163,130	$6,347,446	$-	$65,510,576

¹ See Schedule of Investments for industry breakout.
During the period ended May 31, 2016, no Fund had transfers between Level 1 and Level 2.

foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Funds' investments carried at value:

Global High Income Level 3 Roll-Forward Municipal Securities
Beginning balance	$160,055
Total unrealized losses	(1,799)
Ending Balance	158,256

Semi-Annual Report	May 31, 2016	47

Notes To Financial Statements (continued)

Odd Lots:
The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of a Fund's holdings may consist of less than a Round Lot and are considered "Odd Lots." Odd Lot municipal bonds trade at a discount to Round Lot municipal bonds to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Funds apply a discount to the valuation of Odd Lot municipal bond holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	$ -0.750
10,000-24,999	-0.625
25,000-49,999	-0.500
50,000-74,999	-0.375
75,000-99,999	$ -0.250
100,000 and up	none

An increase in the adjustment will decrease the market value of the investment.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 — 2015) or expected to be taken in the Funds' 2016 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2015, the reclassification of capital accounts were as follows:

	Short-Term Bond	Bond Income
Undistributed net investment income	$-	$70
Accumulated gains (losses)	-	-
Paid-in capital	-	(70)

	Core	Global High Income
Undistributed net investment income	$1,150	$2,446
Accumulated gains (losses)	(1,099)	5,779
Paid-in capital	(51)	(8,225)

	Growth	International
Undistributed net investment income	$-	$(18,263)
Accumulated gains (losses)	-	18,263
Paid-in capital	-	-

These reclassifications were due to the treatment of foreign currencies, the tax treatment of distributions, and expiring capital loss carryforwards.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable at the end of each November. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Recent accounting pronouncement:
In May 2015, the FASB issued ASU No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)." The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

48	May 31, 2016	Semi-Annual Report

Notes To Financial Statements (continued)

NOTE 4 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

  For each month in which the Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Global High Income and Sextant Bond Income Fund to 0.90%, and Sextant Short-Term Bond Fund to 0.75%, through March 31, 2017. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the period ended May 31, 2016, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$19,148	$(15,915)	$-
Bond Income	21,783	(11,200)	-
Core	15,305	n/a	-
Global High Income	10,119	(3,062)	-
Growth	51,676	n/a	-
International	$131,959	n/a	$-

In accordance with the expense limitation noted above, for the period ended May 31, 2016, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds. During the period ended May 31, 2016, the Trust paid SBS the following amounts:

12b-1 Fees
Short-Term Bond	$9,574
Bond Income	10,205
Core	10,520
Global High Income	8,515
Growth	54,416
International	$87,959

To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2016, the Funds incurred the following amounts:

Retirement plan custodial fees
Short-Term Bond	$2,051
Bond Income	1,635
Core	1,889
Global High Income	672
Growth	5,434
International	$3,893

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr. Kaiser is not compensated by the Trust. For the period ended May 31, 2016, the Trust incurred compensation expenses of $15,000 which is included in $20,569 of total expenses for the independent Trustees. The Sextant Funds paid $18,170 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2016, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$1,466
Bond Income	1,552
Core	1,618
Global High Income	1,393
Growth	9,764
International	$15,737

On May 31, 2016, the trustees, officers, and their affiliates as a group owned 29.13%, 32.86%, 42.67%, 50.05%, 11.63% and 6.01% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth, and International Funds, respectively.

Semi-Annual Report	May 31, 2016	49

Notes To Financial Statements (continued)

NOTE 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal year ended November 30, 2015, and period ended May 31, 2015, were as follows:

	Period ended May 31, 2016	Year ended Nov. 30, 2015
Short-Term Bond Fund
Ordinary income	$42,899	$82,326
Bond Income Fund
Ordinary income	123,305	264,141
Core Fund
Ordinary income	-	193,556
Long-term capital gain¹	-	257,851
Global High Income Fund
Ordinary income	-	382,139
Growth Fund
Ordinary income	-	76,776
Long-term capital gain¹	-	4,478,604
International Fund
Ordinary income	-	1,345,099
Return of capital	-	31,767

¹ Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 6 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2016 was as follows:

	Short-Term Bond	Bond Income
Cost of investments	$7,404,331	$7,487,960
Gross tax unrealized appreciation	38,251	523,304
Gross tax unrealized depreciation	(23,795)	(119,756)
Net tax unrealized appreciation (depreciation)	14,456	403,548

	Core	Global High Income
Cost of investments	$7,329,044	$7,594,085
Gross tax unrealized appreciation	1,199,933	333,077
Gross tax unrealized depreciation	(456,917)	(1,257,824)
Net tax unrealized appreciation (depreciation)	743,016	(924,747)

	Growth	International
Cost of investments	$29,945,613	$45,553,283
Gross tax unrealized appreciation	9,741,904	23,652,300
Gross tax unrealized depreciation	(896,806)	(3,695,007)
Net tax unrealized appreciation (depreciation)	8,845,098	19,957,293

As of November 30, 2015, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,198
Tax accumulated earnings	1,198
Accumulated capital losses	(9,926)
Unrealized depreciation	(19,005)
Total accumulated losses	(27,733)

Bond Income
Accumulated capital losses	$(33,190)
Unrealized appreciation	195,218
Total accumulated earnings	162,028

Core
Unrealized appreciation	$509,007
Other unrealized losses	(22)
Total accumulated earnings	508,985

Global High Income
Accumulated capital losses	$(106,483)
Unrealized depreciation	(955,786)
Other unrealized losses	(397)
Total accumulated losses	(1,062,666)

Growth
Undistributed ordinary income	$28,044
Tax accumulated earnings	28,044
Accumulated capital gains	64
Unrealized appreciation	12,410,747
Total accumulated earnings	12,438,855

International
Accumulated capital losses	$(1,879,635)
Unrealized appreciation	23,588,617
Other unrealized losses	(9)
Total accumulated earnings	21,708,973

50	May 31, 2016	Semi-Annual Report

Notes To Financial Statements (continued)

As of November 30, 2015, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Short-Term Bond
	$9,926	2016
	9,926

Bond Income
	$12,723	2016
	20,467	2017
	33,190

Global High Income
Long-term loss carryforward	$106,483	Unlimited
	106,483

International
	$1,528,334	2019
Short-term loss carryforward	75,537	Unlimited
Long-term loss carryforward	275,764	Unlimited
	1,879,635

NOTE 7 — Investments

Investment transactions other than short-term investments For the period ended May 31, 2016, were as follows:

	Purchases	Sales
Short-Term Bond	$200,150	$-
Bond Income	1,086,671	938,013
Core	767,575	648,979
Global High Income	519,859	231,381
Growth	6,122,083	15,950,880
International	$-	$7,636,118

NOTE 8 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions For the period ended May 31, 2016, were as follows:

Custodian Fee Credits
Short-Term Bond	$192
Bond Income	204
Core	224
Global High Income	264
Growth	1,087
International	2,520

NOTE 9 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Semi-Annual Report	May 31, 2016	51

Expenses (unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015, to May 31, 2016).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (December 1, 2015)	Ending Account Value (May 31, 2016)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,009.60	$3.79	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.23	$3.81	0.75%

Bond Income Fund
Actual	$1,000	$1,037.20	$4.51	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.47	0.89%

Core Fund
Actual	$1,000	$1,021.30	$5.16	1.02%
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$5.16	1.02%

Global High Income Fund
Actual	$1,000	$1,039.40	$4.61	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.57	0.90%

Growth Fund
Actual	$1,000	$946.70	$3.55	0.73%
Hypothetical (5% return before expenses)	$1,000	$1,021.36	$3.68	0.73%

International Fund
Actual	$1,000	$991.60	$4.23	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.76	$4.29	0.85%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of December 1, 2015, through May 31, 2016), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

52	May 31, 2016	Semi-Annual Report

Except for this legend, this page has been left blank intentionally.

Semi-Annual Report	May 31, 2016	53

Availability of Portfolio Information

  The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.sextantfunds.com.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. sextantfunds.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

54	May 31, 2016	Semi-Annual Report

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Semi-Annual Report	May 31, 2016	55

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Sustainable Equity	SEEFX	Sustainable Bond	SEBFX

Saturna Sustainable Funds

Semi-Annual Report     May 31, 2016

Performance Summary

Average Annual Returns (before any taxes paid by shareowners)				As of June 30, 2016
	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Equity Fund (SEEFX)	-5.94%	n/a	n/a	n/a	1.23%
S&P Global 1200 Index	-2.08%	7.38%	7.05%	5.14%	n/a

Sustainable Bond Fund (SEBFX)	2.47%	n/a	n/a	n/a	1.02%
Citi WorldBIG Index	8.56%	2.70%	1.77%	4.42%	n/a

Average Annual Returns (before any taxes paid by shareowners)				As of May 31, 2016
	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Equity Fund (SEEFX)	-6.22%	n/a	n/a	n/a	1.23%
S&P Global 1200 Index	-3.66%	6.70%	6.88%	5.25%	n/a

Sustainable Bond Fund (SEBFX)	0.28%	n/a	n/a	n/a	1.02%
Citi WorldBIG Index	5.31%	1.49%	1.27%	4.08%	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 17 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

¹ By regulation, expense ratios shown in these tables are as stated in the Funds' most recent Prospectus, dated March 29, 2016. Saturna Capital, the Fund's adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.99% and actual expenses of the Sustainable Bond Fund at 0.89% through March 31, 2017.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. Investors cannot invest directly in the index. The Citi WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

(photo omitted)
On the cover: Hydroelectric research project site, Camp Saturna

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2016	Semi-Annual Report

Fellow Shareowners:

Welcome to the Saturna Sustainable Funds and thank you for joining us as we bring Saturna's values-based approach to sustainable investing.

The Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance ("ESG").

In addition to the ESG factors, Saturna Sustainable Funds seek investments in issuers with:

  Sustainable profits
  Management strength
  Risk consciousness
  Low debt
  Strong balance sheet
  High quality operations
  Long-term focus
  Established businesses

Sustainable investing goes beyond avoiding the next potential environmental or governance crisis. It includes identifying how a company forms a competitive business advantage relative to its peers and focuses on key sustainability factors that materially impact its industry. Each industry and issuer is unique, and our portfolio managers and research analysts leverage Saturna's more than 25 years of investment screening expertise in selecting portfolio securities.

Saturna Sustainable Funds began operations on March 27, 2015. By May 31, 2016, assets of the two Funds reached $10.46 million. The following pages provide details of the assets and operations of the two Funds.

Total Returns

For the semi-annual period ended May 31, 2016, the S&P Global 1200 Index returned 0.52%. The Citi WorldBIG Index returned 6.25% for the same period. For this period, the Sustainable Equity Fund's total return was -3.90%. The Sustainable Bond Fund also underperformed its benchmark, with a total return of 1.19%.

Expenses

With years of experience managing values-based mutual fund portfolios, Saturna Capital is able to control the costs to investors of operating these new Saturna Sustainable Funds. The Funds are still relatively small, and Saturna Capital is voluntarily waiving a portion of its advisory fees so that the annual expense ratio of Sustainable Equity Fund is capped at 0.99% and Sustainable Bond Fund is capped at 0.89%.

Going Forward

The Saturna Sustainable Funds broadly diversify their investments around the globe. In certain countries (India, China, the US) the economy continues to grow. But in many parts of the world, economic growth and trade have flatlined (Europe) or faltered (most of the developing world). Numerous countries have taken large currency devaluations as a result of years of poor

Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance (ESG).

governance. While core inflation is minimal (think lower oil prices), too many governments are hoping for its eventual return as a means of reducing the burdens of debt. Hampered by low productivity and political pressures, interest rates may only modestly increase over the next five years. Low financing costs make this an excellent time for infrastructure investments, such as those needed to tackle climate change.

With a mixed climate for the world's equity markets, the Funds will continue to invest in sustainable companies with strong business advantages and balance sheets sturdy enough to navigate such trying times. We aim to avoid companies dependent on government spending and the regions that will be hurt the most in the current commodity depression. Turbulent times also create opportunity, and we seek entrepreneurial companies that can grow profits while solving problems and improving our environment.

While increasingly unlikely, a transition to higher interest rates means holders of long-term bonds are at risk of price declines.

Morningstar Awards Saturna Sustainable Funds Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds premiered in March (see page 5), giving investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. These ratings are calculated using fund holdings data underpinned with

Semi-Annual Report	May 31, 2016	3

company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Investors are cautioned however, that more than 100 vendors offer "sustainable" investments data, and that no accepted global measurement yet exists.

We are pleased to note that Saturna Sustainable Equity Fund ranked in the 10th percentile of 940 funds in the World Stock category, earning the Fund the top "Five Globe" Sustainability Rating. Saturna Sustainable Bond Fund ranked in the 28th percentile of 329 funds in the World Bond category, earning the Fund the next-tier "Four Globe" Sustainability Rating.

Going forward, Saturna's values-based approach to investing seeks to provide firsthand insight into the risk mitigation dimensions of sustainable investing. We stand ready to serve you in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

John E. Love,
Independent Board Chairman

Saturna Sustainable Funds Portfolio Management

(photo omitted)	Nicholas Kaiser MBA, CFA® Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager
(photo omitted)	J. Peter Nielsen MBA, CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	May 31, 2016	Semi-Annual Report

Morningstar Sustainability Ratings™

As of May 31, 2016

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ — here are Saturna Sustainable Fund's fiscal year-end results:

Saturna Sustainable Equity Fund
SEEFX
Among 940 World Stock Funds

Saturna Sustainable Bond Fund
SEBFX
Among 329 World Bond Funds

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2016 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings and Portfolio Sustainability Scores are as of May 31, 2016. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Saturna Sustainable Equity Fund 73%
Saturna Sustainable Bond Fund 68%

The Morningstar Portfolio Sustainability Scores and Morningstar Sustainability Ratings are new and it is anticipated that Morningstar will issue the scores and ratings monthly. The Fund's portfolio is actively managed and is subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with Sustainable principles. This limits opportunities and may affect performance.

The Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund began operations March 27, 2015, and have not yet received Morningstar Star Ratings.

Semi-Annual Report	May 31, 2016	5

Saturna Sustainable Equity Fund: Performance Summary

Average Annual Returns as of May 31, 2016

	1 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Equity Fund (SEEFX)²	-6.22%	n/a	n/a	1.23%
S&P Global 1200 Index	-3.66%	6.88%	5.25%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor's Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have fallen to $9,360 versus $9,631 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.99%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Taiwan Semiconductor ADS	4.9%	Semiconductor Manufacturing	4.9%	█
NXP Semiconductors	3.7%	Apparel, Footwear & Accessory Design	4.9%	█
Ramsay Health Care	3.7%	Household Products	4.6%	█
Murata Manufacturing	3.5%	Electrical Components	4.1%	█
Home Depot	3.4%	Semiconductor Devices	3.7%	█
Accenture, Class A	3.3%	Health Care Facilities	3.7%	█
Toyota Motor ADS	3.1%	Home Products Stores	3.4%	█
Apple	3.0%	IT Services	3.3%	█
GLP-J REIT	2.9%	Automobiles	3.1%	█
Starbucks	2.9%	Communications Equipment	3.0%	█
		Industries < 3.0%	43.8%	█
		Other assets (net of liabilities)	17.5%	█

6	May 31, 2016	Semi-Annual Report

Saturna Sustainable Equity Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 82.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Alphabet, Class A²	122	$67,177	$91,360	United States	2.8%

Telecom Carriers
China Mobile Limited	3,000	33,640	34,171	Hong Kong	1.0%

		100,817	125,531		3.8%

Consumer Discretionary

Apparel, Footwear & Accessory Design
Nike, Class B	1,558	90,564	86,033	United States	2.6%
Samsonite International	24,900	84,742	74,536	Luxembourg	2.3%
		175,306	160,569		4.9%

Auto Parts
Valeo	533	81,392	80,546	France	2.4%

Automobiles
Toyota Motor ADS	1,000	107,633	103,410	Japan	3.1%

Home Products Stores
Home Depot	850	100,842	112,302	United States	3.4%

Jewelry & Watch Stores
Pandora	581	67,551	86,391	Denmark	2.6%

Other Commercial Services
Ecolab	723	82,096	84,764	United States	2.6%

Restaurants
Starbucks	1,713	102,502	94,027	United States	2.9%

Specialty Apparel Stores
TJX Companies	996	66,642	75,815	United States	2.3%

		783,964	797,824		24.2%

Consumer Staples

Household Products
Church & Dwight	700	59,616	68,936	United States	2.1%
Unilever	1,830	79,842	81,911	Netherlands	2.5%

		139,458	150,847		4.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	7

Saturna Sustainable Equity Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 82.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Consumer Finance
Mastercard, Class A	824	$74,154	$79,022	United States	2.4%

Diversified Banks
Wells Fargo	1,200	55,909	60,864	United States	1.8%

Life Insurance
AIA Group	11,600	67,862	68,139	Hong Kong	2.1%

P&C Insurance
Chubb	700	77,224	88,627	Switzerland	2.7%

REIT
GLP-J REIT	83	84,395	95,127	Japan	2.9%

Wealth Management
Ashmore Group	18,000	71,761	76,068	United Kingdom	2.3%

		431,305	467,847		14.2%

Health Care

Biotech
Gilead Sciences	627	63,946	54,586	United States	1.7%

Health Care Facilities
Ramsay Health Care	2,308	103,088	121,452	Australia	3.7%

Large Pharma
Novo Nordisk ADS	1,569	86,409	87,927	Denmark	2.7%

Medical Equipment
Koninklijke Philips	2,000	53,980	53,880	Netherlands	1.6%

		307,423	317,845		9.7%

Industrials

Electrical Components
Murata Manufacturing	1,000	133,698	115,289	Japan	3.5%
TE Connectivity	351	22,756	21,060	Switzerland	0.6%

		156,454	136,349		4.1%

Materials

Containers & Packaging
3M	400	65,264	67,328	United States	2.1%

		65,264	67,328		2.1%

Continued on next page.

8	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 82.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology

Application Software
Dassault Systemes ADR	1,080	$83,755	$85,239	France	2.6%

Communications Equipment
Apple	1,000	113,474	99,820	United States	3.0%

Infrastructure Software
Microsoft	1,438	62,724	76,214	United States	2.3%

IT Services
Accenture, Class A	900	89,878	107,073	Ireland	3.3%

Semiconductor Devices
NXP Semiconductors²	1,300	127,836	122,382	Netherlands	3.7%

Semiconductor Manufacturing
Taiwan Semiconductor ADS	6,500	158,370	160,680	Taiwan	4.9%

		636,037	651,408		19.8%

Total investments		$2,620,722	2,714,979		82.5%
Other assets (net of liabilities)			577,660		17.5%
Total net assets			$3,292,639		100.0%
¹ Country of domicile ² Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Countries	As of May 31, 2016
Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	9

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities
As of May 31, 2016

Assets
Investments in securities, at value (Cost $2,620,722)	$2,714,979
Cash	715,402
Receivable for security sales	66,298
Prepaid expenses	11,280
Dividends receivable	7,417
Receivable for Fund shares sold	1,109
Reimbursement due from adviser	98
Total assets	3,516,583
Liabilities
Payable for Security Purchases	223,479
Payable to affiliates	330
Accrued distribution fee	135
Total liabilities	223,944
Net assets	$3,292,639

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$3,523,675
Undistributed net investment income	6,480
Accumulated net realized loss	(331,791)
Unrealized net appreciation on investments	94,275
Net assets applicable to Fund shares outstanding	$3,292,639

Fund shares outstanding	351,978

Net asset value, offering, and redemption price per share	$9.35

Statement of Operations
Period ended May 31, 2016

Investment income
Dividends (net of foreign tax of $3,075)	$22,554
Total investment income	22,554
Expenses
Investment adviser fees	10,501
Filing and registration fees	5,233
Distribution fees	4,039
Audit fees	1,322
Chief Compliance Officer expenses	697
Printing and postage	335
Trustee fees	197
Retirement plan custodial fees	180
Custodian fees	141
Other expenses	49
Legal fees	51
Total gross expenses	22,745
Less adviser fees waived or reimbursed	(6,530)
Less custodian fee credits	(141)
Net expenses	16,074
Net investment income	$6,480

Net realized loss from investments and foreign currency	$(114,532)
Net decrease in unrealized appreciation on investments and foreign currency	(27,590)
Net loss on investments	$(142,122)

Net decrease in net assets resulting from operations	$(135,642)

10	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Period ended May 31, 2016	Period ended November 30, 2015¹
Increase (decrease) in net assets from operations
From operations
Net investment income	$6,480	$6,405
Net realized loss on investments	(114,532)	(220,688)
Net increase (decrease) in unrealized appreciation	(27,590)	121,865
Net decrease in net assets	(135,642)	(92,418)
Distributions to shareowners from
Net investment income	-	(3,510)
Capital share transactions
Proceeds from sales of shares	389,319	3,648,078
Value of shares issued in reinvestment of dividends	-	3,510
Cost of shares redeemed	(384,203)	(132,495)
Net increase in net assets	5,116	3,519,093
Total increase (decrease) in net assets	(130,526)	3,423,165

Net assets
Beginning of period	3,423,165	-
End of period	3,292,639	3,423,165

Undistributed net investment income	$6,480	$-

Shares of the Fund sold and redeemed
Number of shares sold	42,053	365,290
Number of shares issued in reinvestment of dividends	-	361
Number of shares redeemed	(42,060)	(13,666)
Net increase (decrease) in number of shares outstanding	(7)	351,985

¹ Operations commenced on March 27, 2015

Financial Highlights	Period ended	Period ended
Selected data per share of outstanding capital stock throughout the period:	May 31, 2016	November 30, 2015¹
Net asset value at beginning of period	$9.73	$10.00
Income from investment operations
Net investment income	0.02	0.02
Net loss on securities (both realized and unrealized)	(0.40)	(0.28)
Total from investment operations	(0.38)	(0.26)
Less distributions
Dividends (from net investment income)	-	(0.01)
Total distributions	-	(0.01)

Net asset value at end of period	$9.35	$9.73

Total return	(3.90)%²	(2.60)%²

Ratios / supplemental data
Net assets ($000), end of period	$3,293	$3,423
Ratio of expenses to average net assets
Before fee waivers	1.40%³	1.23%³
After fee waivers	1.00%³	1.00%³
After fee waivers and custodian fee credits	0.99%³	0.99%³
Ratio of net investment income after fee waivers and custodian credits to average net assets	0.40%³	0.29%³
Portfolio turnover rate	42%	53%²
¹ Operations commenced on March 27, 2015 ² Not annualized ³ Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	11

Saturna Sustainable Bond Fund: Performance Summary

Average Annual Returns as of May 31, 2016

	1 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Bond Fund (SEBFX)²	0.28%	n/a	n/a	1.02%
Citi WorldBIG Index	5.31%	1.27%	4.08%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Citi WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have fallen to $9,988 versus rising to $10,411 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.89%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Portfolio Diversification
% of Total Net Assets
Financials	36.2%	█
Technology	12.0%	█
Consumer Discretionary	10.8%	█
Industrials	8.9%	█
Health Care	8.6%	█
Foreign Government Bonds	8.5%	█
Communications	8.5%	█
Utilities	2.0%	█
Asset-Backed Securities	1.3%	█
Mortgage-Backed Securities	0.7%	█
Other assets (net of liabilities)	2.5%	█

Top Ten Holdings
% of Total Net Assets
Koninklijke Philips (3.75% due 03/15/2022)	4.8%
Flextronics International (4.625% due 02/15/2020)	4.7%
Telecom Italia (7.175% due 06/18/2019)	4.7%
Pitney Bowes (5.25% due 01/15/2037)	4.7%
Chubb (6.375% due 04/15/2037)	4.6%
Republic of Turkey (7.00% due 03/11/2019)	4.6%
Outerwall (6.00% due 03/15/2019)	4.5%
Bancolombia (5.95% due 06/03/2021)	4.5%
Nokia (5.375% due 05/15/2019)	4.5%
Ingersoll-Rand (2.625% due 05/01/2020)	4.2%

Bond Quality Diversification
% of Total Net Assets
Rated "Aa1"	1.3%	█
Rated "Aa3"	4.2%	█
Rated "A1"	3.8%	█
Rated "A2"	1.6%	█
Rated "A3"	3.9%	█
Rated "Baa1"	21.1%	█
Rated "Baa2"	17.4%	█
Rated "Baa3"	10.4%	█
Rated Ba1"	13.0%	█
Rated "Ba2"	4.5%	█
Rated "Ba3"	4.5%	█
Rated "B1"	4.5%	█
Not Rated	7.3%	█
Other assets (net of liabilities)	2.5%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

12	May 31, 2016	Semi-Annual Report

Saturna Sustainable Bond Fund: Schedule of Investments

As of May 31, 2016

Asset-Backed Securities — 1.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Asset-Backed Securities

CRART 2014-3 C	3.61% due 06/17/2021	$100,000	$98,510	United States	1.3%

		100,000	98,510		1.3%

Corporate Bonds — 87.0%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Telecom Italia	7.175% due 06/18/2019	300,000	337,125	Luxembourg	4.7%
Vodafone Group	4.375% due 03/16/2021	250,000	269,952	United Kingdom	3.8%

		550,000	607,077		8.5%

Consumer Discretionary

Outerwall	6.00% due 03/15/2019	350,000	323,750	United States	4.5%
Southwest Airlines	2.75% due 11/06/2019	150,000	153,658	United States	2.1%
Toyota Motor Credit	2.75% due 02/05/2028	100,000	97,483	United States	1.4%
Toyota Motor Credit	3.00% due 03/20/2030	200,000	197,958	United States	2.8%

		800,000	772,849		10.8%

Financials

Aircastle	4.625% due 12/15/2018	250,000	258,750	Bermuda	3.6%
Ally Financial	3.50% due 04/15/2018	50,000	49,694	United States	0.7%
Ally Financial	3.70% due 12/15/2018	65,000	64,758	United States	0.9%
Ally Financial	3.95% due 04/15/2020	50,000	50,008	United States	0.7%
Bancolombia	5.95% due 06/03/2021	300,000	320,220	Colombia	4.5%
Canadian Imperial Bank	3.42% due 01/26/2026	CAD 350,000	270,223	Canada	3.8%
Chubb	6.375% due 04/15/2037	375,000	330,000	United States	4.6%
Credit Suisse	5.40% due 01/14/2020	200,000	216,963	Switzerland	3.0%
HCP	3.15% due 08/01/2022	160,000	156,196	United States	2.2%
Royal Bank of Scotland	4.70% due 07/03/2018	250,000	257,886	United Kingdom	3.6%
Sun Life Financial	5.59% due 01/30/2023	CAD 350,000	282,760	Canada	3.9%
Toronto Dominion Bank	2.00% due 02/26/2022	25,000	24,385	Canada	0.3%
Toronto Dominion Bank	2.15% due 03/31/2022	75,000	74,974	Canada	1.0%
Vornado Realty	2.50% due 06/30/2019	125,000	126,283	United States	1.8%
Westpac Banking	4.625% due 06/01/2018	110,000	115,647	Australia	1.6%

			2,598,747		36.2%

Health Care

Koninklijke Philips	3.75% due 03/15/2022	327,000	346,449	Netherlands	4.8%
Sanofi	4.00% due 03/29/2021	250,000	273,421	France	3.8%

		577,000	619,870		8.6%

Industrials

Ingersoll-Rand	2.625% due 05/01/2020	300,000	301,247	United States	4.2%
Pitney Bowes	5.25% due 01/15/2037	332,000	336,772	United States	4.7%

		632,000	638,019		8.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	13

Saturna Sustainable Bond Fund: Schedule of Investments

As of May 31, 2016

Corporate Bonds — 87.0%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Technology

Flextronics International	4.625% due 02/15/2020	$325,000	$338,812	Singapore	4.7%
Lexmark	6.65% due 06/01/2018	100,000	104,495	United States	1.4%
Nokia	5.375% due 05/15/2019	300,000	319,800	Finland	4.5%
Seagate Technology	3.75% due 11/15/2018	100,000	99,250	Cayman Islands	1.4%

		825,000	862,357		12.0%

Utilities

United Utilities	4.55% due 06/19/2018	59,000	61,559	United Kingdom	0.9%
United Utilities	5.375% due 02/01/2019	75,000	80,064	United Kingdom	1.1%

		134,000	141,623		2.0%

Total Corporate Bonds			6,240,542		87.0%

Government Bonds — 8.5%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Mexico Bonos Desarollo	6.50% due 06/10/2021	MXN 50,000	281,450	Mexico	3.9%
Republic of Turkey	7.00% due 03/11/2019	300,000	329,700	Turkey	4.6%

			611,150		8.5%

Mortgage-Backed Securities — 0.7%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Mortgage-Backed Securities

BOAMS 2004-03 4A1	4.75% due 04/25/2034	40,201	40,460	United States	0.7%

		40,201	40,460		0.7%

Total investments	(Cost = $7,096,429)		6,990,662		97.5%
Other assets (net of liabilities)			177,269		2.5%
Total net assets			$7,167,931		100.0%
¹ Country of domicile

Countries	As of May 31, 2016
Weightings shown are a percentage of total net assets.

14	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities
As of May 31, 2016

Assets
Investments in securities, at value (Cost $7,096,429)	$6,990,662
Interest receivable	96,714
Cash	73,298
Prepaid expenses	14,612
Receivable for Fund shares sold	3,406
Total assets	7,178,692
Liabilities
Distributions payable	6,623
Payable for Fund shares redeemed	2,023
Payable to affiliates	1,822
Accrued distribution fee	293
Total liabilities	10,761
Net assets	$7,167,931

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,271,575
Undistributed net investment loss	(85)
Accumulated net realized gain	2,720
Unrealized net depreciation on investments	(106,279)
Net assets applicable to Fund shares outstanding	$7,167,931

Fund shares outstanding	735,407

Net asset value, offering, and redemption price per share	$9.75

Statement of Operations
Period ended May 31, 2016

Investment income
Interest income	$114,799
Total investment income	114,799
Expenses
Investment adviser fees	19,381
Distribution fees	8,810
Filing and registration fees	4,154
Audit fees	1,466
Chief Compliance Officer expenses	946
Printing and postage	298
Trustee fees	274
Custodian fees	176
Legal fees	70
Other expenses	37
Retirement plan custodial fees	8
Total gross expenses	35,620
Less adviser fees waived	(3,925)
Less custodian fee credits	(176)
Net expenses	31,519
Net investment income	$83,280

Net realized gain from investments and foreign currency	$2,720
Net decrease in unrealized appreciation on investments and foreign currency	(4,023)
Net loss on investments	$(1,303)

Net increase in net assets resulting from operations	$81,977

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	15

Saturna Sustainable Bond Fund

Statements of Changes of Net Assets	Period ended May 31, 2016	Period ended November 31, 2015¹
Increase (decrease) in net assets from operations
From operations
Net investment income	$83,280	$63,522
Net realized gain on investments	2,720	45
Net decrease in unrealized appreciation	(4,023)	(102,256)
Net increase (decrease) in net assets	81,977	(38,689)
Distributions to shareowners from
Net investment income	(83,365)	(63,659)
Capital share transactions
Proceeds from sales of shares	890,858	7,102,313
Value of shares issued in reinvestment of dividends	48,489	40,667
Cost of shares redeemed	(655,286)	(155,374)
Net increase in net assets	284,061	6,987,606
Total increase in net assets	282,673	6,885,258

Net assets
Beginning of period	6,885,258	-
End of period	7,167,931	6,885,258

Undistributed net investment loss	$(85)	-

Shares of the Fund sold and redeemed
Number of shares sold	91,776	717,798
Number of shares issued in reinvestment of dividends	4,999	4,145
Number of shares redeemed	(67,460)	(15,851)
Net increase in number of shares outstanding	29,315	706,092

¹ Operations commenced on March 27, 2015

Financial Highlights	Period ended	Period ended
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016	November 30, 2015¹
Net asset value at beginning of period	$9.75	$10.00
Income from investment operations
Net investment income	0.11	0.12
Net gains (loss) on securities (both realized and unrealized)	0.00²	(0.25)
Total from investment operations	0.11	(0.13)
Less distributions
Dividends (from net investment income)	(0.11)	(0.12)
Total distributions	(0.11)	(0.12)

Net asset value at end of period	$9.75	$9.75

Total return	1.19%³	(1.29)%³

Ratios / supplemental data
Net assets ($000), end of period	$7,168	$6,885
Ratio of expenses to average net assets
Before fee waivers	1.01%[4]	1.02%[4]
After fee waivers	0.90%[4]	0.90%[4]
After fee waivers and custodian fee credits	0.89%[4]	0.89%[4]
Ratio of net investment income after fee waivers custodian credits to average net assets	2.36%[4]	1.92%[4]
Portfolio turnover rate	10%	4%³
¹ Operations commenced on March 27, 2015 ² Amount is less than $0.01 ³ Not annualized [4] Annualized

16	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this semi-annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

ESG principles restrict each Fund's ability to invest in certain stocks, bonds, and market sectors, such as alcohol, tobacco, gaming, guns, and pornography. Securities are evaluated and assigned an ESG rating monthly. Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered "junk bonds."

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 — Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using

Semi-Annual Report	May 31, 2016	17

Notes To Financial Statements (continued)

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Sustainable Equity Fund
Common Stocks
Communications	$91,360	$34,171	$-	$125,531
Consumer Discretionary	556,351	241,473	-	797,824
Consumer Staples	150,847	-	-	150,847
Financials	228,513	239,334	-	467,847
Health Care	196,393	121,452	-	317,845
Industrials	21,060	115,289	-	136,349
Materials	67,328	-	-	67,328
Technology	651,408	-	-	651,408
Total Assets	$1,963,260	$751,719	$-	$2,714,979

Sustainable Bond Fund
Asset-Backed Securities¹	$-	$98,510	$-	$98,510
Corporate Bonds¹	$-	$6,240,542	$-	$6,240,542
Government Bonds¹	$-	$611,150	$-	$611,150
Mortgage-Backed Securities¹	$-	$40,460	$-	$40,460
Total Assets	$-	$6,990,662	$-	$6,990,662

¹ See Schedule of Investments for additional details
During the period ended May 31, 2016, no Fund had transfers between Level 1 and Level 2.

factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

18	May 31, 2016	Semi-Annual Report

Notes To Financial Statements (continued)

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 18 is a summary of the inputs used as of May 31, 2016 in valuing the Funds' investments carried at value.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2015) or expected to be taken in the Funds' 2016 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2015, the reclassification of capital accounts were as follows:

	Equity Fund	Bond Fund
Undistributed net investment income (loss)	$(2,895)	$137
Accumulated gains (losses)	3,429	(45)
Paid-in capital	(534)	(92)

Distributions to shareowners:
For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sustainable Equity Fund, dividends to shareowners from net investment income are payable at the end of each November. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Recent accounting pronouncement:
In May 2015, the FASB issued ASU No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)." The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical

Semi-Annual Report	May 31, 2016	19

Notes To Financial Statements (continued)

expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

NOTE 4 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. The adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.99%, and of the Sustainable Bond Fund to 0.89% through March 31, 2017. For the period ended May 31, 2016, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Sustainable Equity	$10,501	$(6,432)	$(98)
Sustainable Bond	19,381	(3,925)	-

In accordance with the expense limitation noted above, for the period ended May 31, 2016, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds.

During the period ended May 31, 2016, the Trust paid SBS the following amounts:

12b-1 Fees
Sustainable Equity	$4,039
Sustainable Bond	8,810

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2016, the Funds incurred the following amounts:

Retirement plan custodial fees
Sustainable Equity	$180
Sustainable Bond	8

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr. Kaiser is not compensated by the Trust. For the period ended May 31, 2016, the Trust incurred compensation expenses of $15,000 which is included in $20,569 of total expenses for the independent Trustees. The Funds paid $471 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2016, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Sustainable Equity	$697
Sustainable Bond	946

On May 31, 2016, the trustees, officers, and their affiliates as a group owned 65.24% and 39.28% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2016, were as follows:

	Period ended May 31, 2016	Period ended November 30, 2015
Sustainable Equity Fund
Ordinary income	$-	$3,510
Sustainable Bond Fund
Ordinary income	$83,365	$63,659

20	May 31, 2016	Semi-Annual Report

Notes To Financial Statements (continued)

NOTE 6 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2016, was as follows:

	Sustainable Equity	Sustainable Bond
Cost of investments	$2,620,722	$7,096,429
Gross tax unrealized appreciation	184,885	34,527
Gross tax unrealized depreciation	(90,628)	(140,294)
Net tax unrealized appreciation (depreciation)	94,257	(105,767)

As of November 30, 2015, components of distributable earnings on a tax basis were as follows:

Sustainable Equity
Accumulated capital losses	$(217,259)
Unrealized appreciation	122,186
Other unrealized losses	(321)
Total accumulated losses	(95,394)

Sustainable Bond
Unrealized depreciation	$(102,229)
Other unrealized losses	(27)
Total accumulated losses	(102,256)

At November 30, 2015, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Equity Fund
Short-term loss carryforward	$(217,259)	Unlimited

NOTE 7 — Investments

Investment transactions other than short-term investments for the period ended May 31, 2016, were as follows:

	Purchases	Sales
Sustainable Equity	$1,137,664	$1,061,230
Sustainable Bond	1,086,475	669,924

NOTE 8 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2016, were as follows:

Custodian Fee Credits
Sustainable Equity	$141
Sustainable Bond	176

NOTE 9 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Semi-Annual Report	May 31, 2016	21

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2015]	Ending Account Value [May 31, 2016]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$961.00	$4.88	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$5.02	0.99%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$1,011.90	$4.50	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.52	0.89%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of December 1, 2015, through May 31, 2016) multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

22	May 31, 2016	Semi-Annual Report

Availability of Portfolio Information

  The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.saturnasustainable.com.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at
  www.saturnasustainable.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Semi-Annual Report	May 31, 2016	23

www.saturnasustainable.com

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Idaho Tax-Exempt Fund

Semi-Annual Report

May 31, 2016

Performance Summary (as of May 31, 2016) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio
Idaho Tax-Exempt Fund	4.08%	3.03%	3.34%	3.82%	0.67%¹
S&P Idaho Municipal Bond Index	5.94%	4.94%	5.83%	5.26%	n/a
"Muni Single State Intermediate" Category Average²	4.33%	2.78%	3.65%	3.78%	0.88%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus or summary prospectus.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar May 31, 2016. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

2	May 31, 2016	Semi-Annual Report

(graphic omitted)

Fellow Shareowners:

On a national basis, state tax revenues have stalled due to flat equity markets and lower energy prices. Education, health care, and infrastructure expenditures are now growing faster than revenue. In general, state credit quality stabilized as states have become more cautious about spending and borrowing. However, the mountain states region and Idaho in particular continued to grow faster than the nation. Idaho Reserve Funds grew 42% to $348 million reaching 9% of the General Fund. Idaho's General Fund balance grew 12% and Pledged Revenue Coverage Ratios supporting various education and capital expenditure bonds improved.

Idaho's net asset position improved by $777 million. General obligation and revenue bond credits continue to improve aided by rising home prices, personal income and job growth. Rising state funding for the K-12 education is a credit positive for local education debt. Constitutional debt caps limit issuance and keep coverage ratios at secure levels.

The state legislature approved a significant 5.1% increase for education and a 6.1% increase in health and human services spending. These large commitments are essentially catch up appropriations made possible by continued revenue recovery since the 2009 recession. State Medicaid enrollment expanded to 289,303 persons or 17.4% of Idaho residents in 2016. Under new more conservative Governmental Accounting Standards Board (GASB) Rules, the Idaho Public Employment Retirement System is 79% funded with an outstanding net pension liability of $187 million.

While Idaho remains a relatively poor state, it retains the highest investment grade credit rating and was rated the second most creditworthy state in the nation by Conning Municipal Credit Research. Idaho continues to offer an exceptional opportunity for discerning tax-exempt bond investors.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, and we welcome your suggestions. Only with your help can we be certain that we are meeting our primary objective — fulfilling your investment needs.

Respectfully,

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

(photo omitted)

Nicholas Kaiser,
President

Semi-Annual Report	May 31, 2016	3

Performance Summary (unaudited)

Average Annual Returns (as of May 31, 2016)
	1 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	4.08%	3.34%	3.82%	0.67%
S&P Idaho Municipal Bond Index	5.94%	5.83%	5.26%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2006, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $14,551 versus $16,700 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund's most recent prospectus, which is dated March 29, 2016, and incorporates results for the fiscal year ended November 30, 2015. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification
% of Total Net Assets
█	General Obligation	59.0%
█	State Education	12.3%
█	Real Estate	4.5%
█	Water Supply	4.2%
█	Transportation	4.1%
█	Medical/Hospitals	3.7%
█	Municipal Leases	3.6%
█	Financial Services	3.0%
█	Pollution Control	3.0%
█	Power Generation	0.2%
█	Other assets (net of liabilities)	2.4%

Top Ten Holdings
% of Total Net Assets
University of Idaho Revenues (5.00% due 04/01/2032)	3.0%
Twin Falls Co. ID SCD #414 (4.25% due 09/15/2028)	2.9%
Boise City Urban Renewal Lease Revenue (5.00% due 12/15/2031)	2.7%
Idaho State Building Authority Revenue (5.00% due 09/01/2032)	2.7%
Ada & Canyon Cos. ID JSD #3 Kuna (4.00% due 08/15/2022)	2.6%
Canyon Co. ID SCD #134 Middleton (4.00% due 9/15/2028)	2.5%
Idaho State Bond Bank (4.00% due 09/15/2032)	2.5%
Boise State University ID Revenues (5.00% due 04/01/2034)	2.4%
Madison Co. ID SCD #321 Rexburg (4.50% due 08/15/2024)	2.3%
Ada & Canyon Cos. ID JSD #2 Meridian (5.00% due 08/15/2032)	2.2%

4	May 31, 2016	Semi-Annual Report

Schedule of Investments				As of May 31, 2016
Tax-Exempt Municipal Bonds — 97.6%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services

Idaho Bond Bank Authority¹	4.00% due 09/15/2019	$90,000	$95,938	0.5%
Idaho State Bond Bank	4.00% due 09/15/2032	405,000	447,412	2.5%

		495,000	543,350	3.0%

General Obligation

Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	394,972	2.2%
Ada & Canyon Cos. ID JSD #3 Kuna	5.00% due 09/15/2019	240,000	256,524	1.4%
Ada & Canyon Cos. ID JSD #3 Kuna	4.00% due 08/15/2022	400,000	460,008	2.6%
Adams & Washington Cos. ID JSD #432	4.00% due 08/15/2019	100,000	100,702	0.6%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	266,890	1.5%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	210,992	1.2%
Blaine Co. ID Series A	4.05% due 08/01/2023	150,000	155,889	0.9%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2029	250,000	300,447	1.7%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2031	200,000	239,432	1.3%
Bonneville Co. ID SCD #91¹	4.00% due 09/15/2026	50,000	55,908	0.3%
Bonneville Co. ID SCD #91	3.75% due 09/15/2032	285,000	304,049	1.7%
Boundary Co. ID SCD #101	4.00% due 08/15/2021	240,000	248,858	1.4%
Canyon Co. ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	452,964	2.5%
Canyon Co. ID SCD #135 Notus	3.25% due 09/15/2031	290,000	311,147	1.7%
Canyon Co. ID SCD #135 Notus	3.25% due 09/15/2032	170,000	181,665	1.0%
Canyon Co. ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	313,674	1.7%
Canyon Co. ID SCD #139 Vallivue	4.35% due 09/15/2025	350,000	353,850	2.0%
Cassia, Oneida, Twin Falls JSCD #151	3.375% due 09/15/2034	160,000	164,363	0.9%
Fremont & Madison Cos. ID JSD #215	4.00% due 08/15/2019	200,000	210,678	1.2%
Fremont & Madison Cos. ID JSD #215	4.125% due 08/15/2024	130,000	136,513	0.8%
Jefferson & Madison Cos. ID JSD #251 Rigby	4.25% due 09/01/2024	100,000	106,090	0.6%
Kootenai Co. ID SCD #271	4.00% due 09/15/2025	165,000	189,004	1.1%
Kootenai Co. ID SCD #273	4.00% due 08/15/2031	265,000	297,017	1.7%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	221,307	1.2%
Latah Co. ID SCD #281	4.00% due 08/15/2027	100,000	115,816	0.6%
Latah Co. ID SCD #281	4.00% due 08/15/2028	200,000	230,022	1.3%
Latah, Nez Perce, & Clearwater Cos. ID JSD #283	4.50% due 08/15/2027	190,000	197,830	1.1%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2024	410,000	421,181	2.3%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2026	250,000	256,818	1.4%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2018	75,000	75,417	0.4%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2020	75,000	75,417	0.4%
Minidoka & Jerome Cos. ID JSD #331	4.375% due 08/15/2024	225,000	226,757	1.3%
Minidoka & Jerome Cos. ID JSD #331	4.50% due 08/15/2025	160,000	161,290	0.9%
Owyhee & Elmore Cos. ID JSD #365	4.00% due 08/15/2027	350,000	364,627	2.0%
Payette Co. ID SCD #373	5.00% due 09/15/2024	350,000	354,491	2.0%
Twin Falls & Gooding Cos. JSD #412	4.125% due 09/01/2023	100,000	114,603	0.6%
Twin Falls Co. ID SCD #411	4.00% due 09/15/2027	170,000	195,257	1.1%
Twin Falls Co. ID SCD #411	4.25% due 09/15/2030	300,000	344,127	1.9%
Twin Falls Co. ID SCD #411	4.75% due 09/15/2039	200,000	230,402	1.3%
Twin Falls Co. ID SCD #411 Series A	4.25% due 09/15/2031	100,000	114,304	0.6%
Twin Falls Co. ID SCD #414	4.25% due 09/15/2028	445,000	516,792	2.9%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2022	135,000	135,876	0.8%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2024	290,000	291,882	1.6%
Valley & Adams Cos. ID JSD #421	3.00% due 08/01/2026	220,000	228,411	1.3%

		9,745,000	10,584,263	59.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	5

Schedule of Investments				As of May 31, 2016
Tax-Exempt Municipal Bonds — 97.6%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Medical/Hospitals

Idaho Health Facility Authority Revenue	6.00% due 12/01/2023	$200,000	$225,368	1.3%
Idaho Health Facility Authority Revenue	6.25% due 12/01/2033	115,000	130,295	0.7%
Idaho Health Facility Trinity Health Group	3.25% due 12/01/2028	300,000	313,098	1.7%

		615,000	668,761	3.7%

Municipal Leases

Boise City Urban Renewal Lease Revenue	5.00% due 12/15/2031	400,000	488,368	2.7%
Nez Perce Co. ID COPS	4.50% due 02/01/2021	150,000	153,258	0.9%

		550,000	641,626	3.6%

Pollution Control

Caldwell ID Sewer Revenue	4.50% due 09/01/2019	100,000	110,840	0.6%
Idaho Bond Bank Authority	4.30% due 09/01/2022	135,000	135,294	0.8%
Idaho Bond Bank Authority¹	4.125% due 09/15/2023	75,000	77,724	0.4%
Moscow ID Sewer Revenue	4.45% due 05/01/2028	200,000	210,412	1.2%

		510,000	534,270	3.0%

Power Generation

Idaho Falls ID Electric Revenue¹	6.75% due 04/01/2019	40,000	42,704	0.2%

		40,000	42,704	0.2%

Real Estate

Idaho State Building Authority Revenue	5.00% due 09/01/2031	200,000	238,548	1.3%
Idaho State Building Authority Revenue	5.00% due 09/01/2032	400,000	476,572	2.7%
Post Falls ID LID SPA¹	5.00% due 05/01/2021	90,000	89,821	0.5%

		690,000	804,941	4.5%

State Education

Boise State University ID Revenues	4.50% due 04/01/2027	250,000	257,995	1.4%
Boise State University ID Revenues	5.00% due 04/01/2034	385,000	428,628	2.4%
Idaho State University Revenues	3.00% due 04/01/2031	250,000	254,912	1.4%
Idaho State University Revenues	3.00% due 04/01/2032	160,000	162,453	0.9%
North Idaho College Dormitory Revenues	4.00% due 11/01/2030	285,000	322,435	1.8%
University of Idaho Revenues	5.00% due 04/01/2028	225,000	253,199	1.4%
University of Idaho Revenues	5.00% due 04/01/2032	455,000	529,998	3.0%

		2,010,000	2,209,620	12.3%

Transportation

Boise ID Airport Parking Facility Revenue	3.00% due 09/01/2028	210,000	212,646	1.2%
Idaho Housing & Finance Association	4.60% due 07/15/2023	250,000	267,438	1.5%
Idaho Housing & Finance Association	5.00% due 07/15/2024	200,000	201,056	1.1%
Idaho Housing & Finance Association¹	5.00% due 07/15/2027	50,000	55,250	0.3%

		710,000	736,390	4.1%

Water Supply

Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	171,990	0.9%
Idaho Bond Bank Authority	4.00% due 09/15/2024	100,000	103,710	0.6%
Pocatello ID Water Revenue	4.50% due 02/01/2024	100,000	105,563	0.6%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	370,786	2.1%

		705,000	752,049	4.2%

Total investments	(Cost = $16,784,409)	$16,070,000	$17,517,974	97.6%
Other assets (net of liabilities)			422,257	2.4%
Total net assets			$17,940,231	100.0%
¹ Indicates an odd lot. See note regarding odd lot securities.

6	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
As of May 31, 2016

Assets
Investments in securities, at value (Cost $16,784,409)	$17,517,974
Cash	309,931
Interest receivable	176,543
Insurance reserve premium	801
Receivable for Fund shares sold	150
Total assets	18,005,399
Liabilities
Payable for Fund shares redeemed	36,664
Accrued expenses	12,938
Payable to affiliates	9,560
Distributions payable	6,006
Total liabilities	65,168
Net assets	$17,940,231

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$17,202,078
Undistributed tax-exempt income	3,051
Accumulated net realized gain	1,537
Unrealized net appreciation on investments	733,565
Net assets applicable to Fund shares outstanding	$17,940,231

Fund shares outstanding	3,240,317

Net asset value, offering and redemption price per share	$5.54

Statement of Operations
Period ended May 31, 2016

Investment income
Interest income	$296,887
Total investment income	296,887
Expenses
Investment adviser fees	44,374
Audit fees	4,597
Chief Compliance Officer expenses	3,540
Trustee fees	1,928
Filing and registration fees	1,169
Printing and postage	1,147
Transfer agent fees	1,094
Other expenses	1,019
Custodian fees	444
Legal fees	293
Retirement plan custodial fees	28
Total gross expenses	59,633
Less shareowner servicing fees waived	(1,094)
Less custodian fee credits	(444)
Net expenses	58,095
Net investment income	$238,792

Net realized gain from investments	$589
Net increase in unrealized appreciation on investments	183,259
Net gain on investments	$183,848

Net increase in net assets resulting from operations	$422,640

Bond Quality Diversification
% of total net assets
█	Rated "Aaa"	25.6%
█	Rated "Aa1"	16.3%
█	Rated "Aa2"	6.4%
█	Rated "Aa3"	16.3%
█	Rated "A1"	11.6%
█	Rated "A2"	7.9%
█	Not rated	13.5%
█	Other assets (net of liabilities)	2.4%

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2016	7

Statements of Changes of Net Assets	Period ended May 31, 2016	Year ended Nov. 30, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$238,792	$467,096
Net realized gain on investments	589	13,648
Net increase (decrease) in unrealized appreciation	183,259	(114,439)
Net increase in net assets	422,640	366,305
Distributions to shareholders from
Net investment income	(239,038)	(467,334)
Capital gains distributions	-	(12,700)
Total distributions	(239,038)	(480,034)
Capital share transactions
Proceeds from sales of shares	725,428	3,106,181
Value of shares issued in reinvestment of dividends	205,403	403,877
Cost of shares redeemed	(594,595)	(2,696,560)
Net increase in net assets	336,236	813,498
Total increase in net assets	519,838	699,769

Net assets
Beginning of period	17,420,393	16,720,624
End of period	17,940,231	17,420,393

Undistributed tax-exempt income	$3,051	$3,297

Shares of the Fund sold and redeemed
Number of shares sold	131,220	565,440
Number of shares issued in reinvestment of dividends	37,136	73,466
Number of shares redeemed	(107,378)	(492,192)
Net increase in number of shares outstanding	60,978	146,714

Financial Highlights	Period ended	For the year ended November 30, 2015
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016	2015	2014	2013	2012	2011
Net asset value at beginning of period	$5.48	$5.51	$5.36	$5.68	$5.51	$5.43
Income from investment operations
Net investment income	0.07	0.15	0.16	0.16	0.16	0.18
Net gain (loss) on securities (both realized and unrealized)	0.06	(0.03)	0.15	(0.31)	0.18	0.08
Total from investment operations	0.13	0.12	0.31	(0.15)	0.34	0.26
Less distributions
Dividends (from net investment income)	(0.07)	(0.15)	(0.16)	(0.16)	(0.16)	(0.18)
Distributions (from capital gains)	-	0.00¹	0.00¹	(0.01)	(0.01)	0.00¹
Total distributions	(0.07)	(0.15)	(0.16)	(0.17)	(0.17)	(0.18)
Paid-in capital from early redemption fees	n/a	n/a	n/a	-	-	0.00¹

Net asset value at end of period	$5.54	$5.48	$5.51	$5.36	$5.68	$5.51

Total return	2.46%²	2.21%	5.83%	(2.70)%	6.33%	4.91%

Ratios / supplemental data
Net assets ($000), end of period	$17,940	$17,420	$16,721	$15,492	$16,516	$16,117
Ratio of expenses to average net assets
Before transfer agent fee waiver and custodian fee credits	0.67%³	0.67%	0.65%	0.66%	0.62%	0.62%
After transfer agent fee waiver	0.66%³	0.66%	0.63%	0.64%	n/a	n/a
After transfer agent fee waiver and custodian fee credits	0.65%³	0.66%	0.63%	0.64%	0.62%	0.61%
Ratio of net investment income after fee waiver and custodian fee credits to average net assets	2.69%³	2.66%	2.85%	2.88%	2.89%	3.27%
Portfolio turnover rate	4%	7%	5%	9%	12%	4%
¹ Amount is less than $0.01 ² Not Annualized ³ Annualized

8	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the "Fund"), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a "Fund", and collectively, the "Funds"). The other eight portfolios are distributed through separate prospectuses and the results of those funds are contained in separate reports.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund's portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund's investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Semi-Annual Report	May 31, 2016	9

Notes To Financial Statements (continued)

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Municipal Bonds
Financial Services	$-	$447,412	$95,938	$543,350
General Obligation	-	10,377,521	206,742	10,584,263
Medical/Hospitals	-	668,761	-	668,761
Municipal Leases	-	641,626	-	641,626
Pollution Control	-	456,546	77,724	534,270
Power Generation	-	-	42,704	42,704
Real Estate	-	804,941	-	804,941
State Education	-	2,209,620	-	2,209,620
Transportation	-	681,140	55,250	736,390
Water Supply	-	752,049	-	752,049
Total Assets	$-	$17,039,616	$478,358	$17,517,974

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used as of May 31, 2016, in valuing the Fund's investments carried at value.

Level 3 Roll-Forward Municipal Securities
Beginning balance	$492,190
Total unrealized losses	(3,832)
Maturity/call	(10,000)
Ending balance	$478,358

Odd Lots:

The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of the Fund's holdings consist of less than a Round Lot and are considered "Odd Lots." Odd Lots trade at a discount to Round Lots to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Fund applies a discount to the valuation of Odd Lot municipal bond holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	$ -0.750
10,000-24,999	-0.625
25,000-49,999	-0.500
50,000-74,999	-0.375
75,000-99,999	$ -0.250
100,000 and up	none

An increase in the adjustment will decrease the market value of the investment.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 — 2015), or expected to be taken in the Fund's 2016 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

10	May 31, 2016	Semi-Annual Report

Notes To Financial Statements (continued)

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Undistributed tax-exempt income	$(28)
Paid-in capital	$28

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the state of Idaho.

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Recent accounting pronouncement:

In May 2015, the FASB issued ASU No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)." The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

Note 3 — Unaudited Information

The information in this interim report has not been subjected to independent audit.

Note 4 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal period ended May 31, 2016, the Fund incurred advisory fee expenses of $44,374. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal period ended May 31, 2016. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2016 to reduce the Fund's operating expenses. Such fees, had they been charged, would have totaled $1,094.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal period ended May 31, 2016, the Fund incurred retirement plan custodial fees of $28.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr Kaiser is not compensated by the Trust. For the fiscal period ended May 31, 2016, the Trust incurred compensation expenses of $15,000 which is included in $20,569 of total expenses for the independent Trustees. Idaho Tax-Exempt Fund paid $1,928 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal period ended May 31, 2016, the Fund paid $3,540 in compensation for such services.

On May 31, 2016, the trustees, officers, and their immediate families as a group directly or indirectly owned 10.90% of the outstanding shares of the Fund.

Note 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2016, and the fiscal year ended November 30, 2015, were as follows:

	May 31, 2016	November 30, 2015
Tax-exempt income	$239,038	$467,334
Capital gain¹	-	$12,700

¹ Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

Semi-Annual Report	May 31, 2016	11

Notes To Financial Statements (continued)

Note 6 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2016 was as follows:

Cost of investments	$16,784,409
Gross unrealized appreciation	737,197
Gross unrealized depreciation	(3,632)
Net unrealized appreciation	$733,565

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,297
Tax accumulated earnings	3,297
Accumulated capital gains	948
Unrealized appreciation	550,306
Total accumulated earnings	$554,551

Note 7 — Investments

During the fiscal period ended May 31, 2016, the Fund purchased $1,218,635 of securities and sold/matured $755,000 of securities.

Note 8 — Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the fiscal period ended May 31, 2016, amounted to $444.

Note 9 — Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12	May 31, 2016	Semi-Annual Report

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015, to May 31, 2016).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the "Hypothetical" line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2015]	Ending Account Value [May 31, 2016]	Expenses Paid During Period¹
Actual	$1,000.00	$1,024.60	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.34

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.66% (based on the most recent semi-annual period of December 1, 2015 through May 31, 2016) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report	May 31, 2016	13

Except for this legend, this page has been intentionally left blank.

14	May 31, 2016	Semi-Annual Report

Availability of Portfolio Information

  The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Fund's Form N-Q is available on the SEC's website at
  www.sec.gov and at www.idahotaxexemptfund.com.
  The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at
  www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www. idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Semi-Annual Report	May 31, 2016	15

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics

Registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, which is included with this submission as Exhibit (a)(1) and posted on the Funds' Internet websites at www.sextantfunds.com, www.saturnasustainable.com, and www.idahotaxexemptfund.com. Requests may also be made via telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The Schedule of Investments is fully answered in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 21, 2016, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer and Chief Compliance Officer) reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas F. Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 29, 2016
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

/s/ Nicholas F. Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 29, 2016
Date

By:

/s/ Christopher R. Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

July 29, 2016
Date

#   #   #